KEYSTONE GLOBAL OPPORTUNITIES FUND
PROSPECTUS DECEMBER 10, 1996
AS SUPPLEMENTED JANUARY 1, 1997

CLASS A
CLASS B
CLASS C

  Keystone Global Opportunities Fund (the "Fund") is a mutual fund that is authorized to issue more than one series of shares ("Portfolios"). At this time, the Fund issues shares of only one Portfolio, the Global Opportunities Portfolio (the "Portfolio").

  The Portfolio's objective is capital growth. The Portfolio's investments are globally varied and primarily comprised of equity securities of small to medium sized companies in a relatively early stage of development.

  This prospectus provides information regarding the Class A, B and C shares offered by the Portfolio. Information on share classes and their fee and sales charge structures may be found in the "Expense Information," "How to Buy Shares," "Alternative Sales Options," "Contingent Deferred Sales Charge and Waiver of Sales Charges," "Distribution Plans and Agreements" and "Fund Shares" sections of this prospectus.

  This prospectus concisely states information about the Fund that you should know before investing. Please read it and retain it for future reference.

  Additional information about the Fund is contained in a statement of additional information dated December 10, 1996, as supplemented, which has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. For a free copy, or for other information about the Fund, write to the address or call the telephone number provided on this page.

KEYSTONE GLOBAL OPPORTUNITIES FUND
200 BERKELEY STREET
BOSTON, MASSACHUSETTS 02116-5034
CALL TOLL FREE 1-800-343-2898

TABLE OF CONTENTS                                                         Page
Expense Information                                                          2
Financial Highlights                                                         3
The Fund                                                                     6
Global Opportunities Portfolio -- Investment Objective and Policies          6
Investment Restrictions                                                      8
Risk Factors                                                                 8
Pricing Shares                                                               9
Dividends and Taxes                                                         10
Fund Management and Expenses                                                11
Distribution Plans and Agreements                                           14
How to Buy Shares                                                           17
Alternative Sales Options                                                   18
Contingent Deferred Sales Charge and Waiver of Sales Charges                21
How to Redeem Shares                                                        22
Shareholder Services                                                        23
Performance Data                                                            25
Fund Shares                                                                 26
Additional Information                                                      26
Additional Investment Information                                          (i)
Exhibit A                                                                  A-1

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             EXPENSE INFORMATION
                      KEYSTONE GLOBAL OPPORTUNITIES FUND
    The purpose of this fee table is to assist investors in understanding the costs and expenses that an investor in Class A, B and C shares* of the Fund will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "Fund Management and Expenses"; "How to Buy Shares"; "Alternative Sales Options"; "Contingent Deferred Sales Charge and Waiver of Sales Charges"; "Distribution Plans and Agreements"; and "Shareholder Services."

                                                       CLASS A SHARES          CLASS B SHARES          CLASS C SHARES
                                                          FRONT-END               BACK-END               LEVEL LOAD
SHAREHOLDER TRANSACTION EXPENSES                         LOAD OPTION           LOAD OPTION(1)            OPTION(2)
                                                       --------------          --------------          --------------
Maximum Sales Load Imposed on Purchases  ..........      4.75%(3)         None                      None
  (as a percentage of offering price)
Deferred Sales Load ...............................      0.00%(4)         5.00% in the first year   1.00% in the first
  (as a percentage of the lesser of original                              declining to 1.00% in     year and 0.00%
  purchase price or redemption proceeds, as                               the sixth year and        thereafter
  applicable)                                                             0.00% thereafter
Exchange Fee ......................................      None             None                      None

ANNUAL FUND OPERATING EXPENSES(5)
  (as a percentage of average net assets)
Management Fees ...................................      0.91%            0.91%                     0.91%
12b-1 Fees ........................................      0.23%            1.00%(6)                  1.00%(6)
Other Expenses ....................................      0.48%            0.49%                     0.49%
                                                         ----             ----                      ----
Total Fund Operating Expenses .....................      1.62%            2.40%                     2.40%
                                                         ====             ====                      ====

EXAMPLES(7)                                                                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                                  ------       -------      -------     --------
You would pay the following expenses on a $1,000 investment, assuming (1) 5%
annual return and (2) redemption at the end of each period:
    Class A ...................................................................     $63         $ 96         $131         $231
    Class B ...................................................................     $74         $105         $148         $245
    Class C ...................................................................     $34         $ 75         $128         $274
You would pay the following expenses on the same investment, assuming no redemption at the end of each period:
    Class A ...................................................................     $63         $ 96         $131         $231
    Class B ...................................................................     $24         $ 75         $128         $245
    Class C ...................................................................     $24         $ 75         $128         $274

AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER
OR LESS THAN THOSE SHOWN.

----------
(1) Class B shares purchased on or after January 1, 1997, convert tax free to Class A shares after seven years. See "Class B shares" for more information.
(2) Class C shares are available only through broker-dealers who have entered into special distribution agreements with Evergreen
    Keystone Distributor, Inc. the Fund's principal underwriter.
(3) The sales charge applied to purchases of Class A shares declines as the amount invested increases. See "Class A Shares."
(4) Purchases of Class A shares made after January 1, 1997, in the amount of $1,000,000 or more are not subject to a sales charge at the time of purchase, but may be subject to a contingent deferred sales charge. See the "Class A Shares" and "Contingent
    Deferred Sales Charge and Waiver of Sales Charges" sections of this prospectus for an explanation of the charge.
(5) Expense ratios are for the Fund's fiscal year ended September 30, 1996. Total Fund Operating Expenses include indirectly paid expenses. The Fund also offers Class Y shares which have different expenses and no sales charges.
(6) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the
    National Association of Securities Dealers, Inc. ("NASD").
(7) The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual return for the Fund may be greater or less than 5%.
 *  The Portfolio also offers Class Y shares which bear no distribution or shareholder servicing expenses. Class Y shares are only available to certain investors. See "Fund Shares."

                             FINANCIAL HIGHLIGHTS

                      KEYSTONE GLOBAL OPPORTUNITIES FUND
              GLOBAL OPPORTUNITIES PORTFOLIO  -- CLASS A SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

    The following table contains important financial information relating to the Portfolio and has been audited by KPMG Peat Marwick LLP, the Portfolio's independent auditors. The table appears in the Portfolio's Annual Report and should be read in conjunction with the Portfolio's financial statements and related notes, which also appear, together with the independent auditors' report, in the Portfolio's Annual Report. The Portfolio's financial statements, related notes, and independent auditors' report are incorporated by reference into the statement of additional information. Additional information about the Portfolio's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                                                                                  MARCH 16, 1988
                                                                                                                 (COMMENCEMENT OF
                                                       YEAR ENDED SEPTEMBER 30,                                   OPERATIONS) TO
                        ---------------------------------------------------------------------------------------   SEPTEMBER 30,
                           1996         1995       1994      1993      1992       1991      1990      1989             1988
                           ----         ----       ----      ----      ----       ----      ----      ----          ----------
NET ASSET VALUE
  BEGINNING OF YEAR ..     $23.43      $19.42      $18.02    $11.69    $12.89    $ 9.89    $11.17    $ 9.77           $10.00
                           ------      ------      ------    ------    ------    ------    ------    ------           ------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income
  (loss) .............      (0.06)      (0.16)      (0.04)   (0.14)     (0.08)     0.17      0.19      0.09             0.05
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  related transactions       1.19        4.17        1.60      6.47      0.23      3.06     (1.27)     1.66            (0.28)
                           ------      ------      ------    ------    ------    ------    ------    ------           ------
  Total from investment
    operations .......       1.13        4.01        1.56      6.33      0.15      3.23     (1.08)     1.75            (0.23)
                           ------      ------      ------    ------    ------    ------    ------    ------           ------
LESS DISTRIBUTIONS FROM
Net investment income        0.00        0.00        0.00      0.00      0.00     (0.23)    (0.12)    (0.09)            0.00
Net realized gains on
  investments ........       0.00        0.00       (0.16)     0.00     (1.35)     0.00     (0.08)    (0.26)            0.00
                           ------      ------      ------    ------    ------    ------    ------    ------           ------
  Total distributions        0.00        0.00       (0.16)     0.00     (1.35)    (0.23)    (0.20)    (0.35)            0.00
                           ------      ------      ------    ------    ------    ------    ------    ------           ------
NET ASSET VALUE
  END OF YEAR ........     $24.56      $23.43      $19.42    $18.02    $11.69    $12.89    $ 9.89    $11.17           $ 9.77
                           ======      ======      ======    ======    ======    ======    ======    ======           ======
TOTAL RETURN(b) ......       4.82%      20.65%       8.74%    54.15%     1.81%    32.71%    (9.65%)   16.94%           (1.20%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Total expenses .....       1.62%(c)    1.83%(c)    2.01%     2.84%     2.50%(a)  2.03%(a)  2.00%(a)  2.00%(a)         1.50%(a)(d)
  Net investment
    income (loss) ....      (0.53%)     (0.83%)     (0.86%)   (1.72%)   (0.69%)    1.49%     1.80%     0.86%            1.42%(d)
Portfolio turnover rate        67%         35%         32%       64%       75%      134%       51%       13%              19%
AVERAGE COMMISSIONS
  RATE PAID ..........    $0.0079         N/A         N/A       N/A       N/A       N/A       N/A       N/A            N/A
                          -------      ------      ------    ------    ------    ------    ------    ------           ------
NET ASSETS END OF YEAR
  (THOUSANDS) ........   $250,427     $94,679     $71,122   $29,942   $10,859    $2,159    $1,519    $1,378           $1,082

(a) Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the Ratio of total expenses to average net assets would have been 3.67%, 7.77%, 10.39%, 13.06%, and 5.54% for the years ended September 30, 1992, 1991, 1990, 1989 and the period March 16, 1988 (Commencement of Operations) to September
    30, 1988, respectively.
(b) Excluding applicable sales charges.
(c) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.60% and 1.81% for the years ended September 30, 1996 and 1995, respectively.
(d) Annualized.

                             FINANCIAL HIGHLIGHTS

                      KEYSTONE GLOBAL OPPORTUNITIES FUND
               GLOBAL OPPORTUNITIES PORTFOLIO -- CLASS B SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

    The following table contains important financial information relating to the Portfolio and has been audited by KPMG Peat Marwick LLP, the Portfolio's independent auditors. The table appears in the Portfolio's Annual Report and should be read in conjunction with the Portfolio's financial statements and related notes, which also appear, together with the independent auditors' report, in the Portfolio's Annual Report. The Portfolio's financial statements, related notes, and independent auditors' report are incorporated by reference into the statement of additional information. Additional information about the Portfolio's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                                                                           FEBRUARY 1, 1993
                                                                YEAR ENDED SEPTEMBER 30,                   (DATE OF INITIAL
                                                 ------------------------------------------------------- PUBLIC OFFERING) TO
                                                        1996               1995              1994         SEPTEMBER 30, 1993

NET ASSET VALUE BEGINNING OF YEAR ...............      $23.00             $19.20            $17.95              $14.04
                                                       ------             ------            ------              ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss .............................       (0.21)             (0.25)            (0.15)              (0.04)
Net realized and unrealized gain on investments
  and foreign currency related transactions .....        1.13               4.05              1.56                3.95
                                                       ------             ------            ------              ------
  Total from investment operations ..............        0.92               3.80              1.41                3.91
                                                       ------             ------            ------              ------
LESS DISTRIBUTIONS FROM
Net realized gain on investments ................        0.00               0.00             (0.16)               0.00
                                                       ------             ------            ------              ------
  Total distributions ...........................        0.00               0.00             (0.16)               0.00
                                                       ------             ------            ------              ------
NET ASSET VALUE END OF YEAR .....................      $23.92             $23.00            $19.20              $17.95
                                                       ======             ======            ======              ======
TOTAL RETURN (a).................................        4.00%             19.79%             7.93%              27.85%

RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses ................................        2.40%(b)           2.58%(b)          2.83%               3.35%(c)
  Net investment loss ...........................       (1.37%)            (1.59%)           (1.61%)             (1.86%)(c)
Portfolio turnover rate .........................          67%                35%               32%                 64%
AVERAGE COMMISSIONS RATE PAID ...................    $ 0.0079                N/A               N/A                 N/A
                                                     --------           --------          --------             -------
NET ASSETS END OF YEAR (THOUSANDS) ..............    $385,839           $238,320          $131,695             $15,534

(a) Excluding applicable sales charges.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.38% and 2.56% for the years ended September 30, 1996 and 1995, respectively.
(c) Annualized.

                             FINANCIAL HIGHLIGHTS

                      KEYSTONE GLOBAL OPPORTUNITIES FUND
               GLOBAL OPPORTUNITIES PORTFOLIO -- CLASS C SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

    The following table contains important financial information relating to the Portfolio and has been audited by KPMG Peat Marwick LLP, the Portfolio's independent auditors. The table appears in the Portfolio's Annual Report and should be read in conjunction with the Portfolio's financial statements and related notes, which also appear, together with the independent auditors' report, in the Portfolio's Annual Report. The Portfolio's financial statements, related notes, and independent auditors' report are incorporated by reference into the statement of additional information. Additional information about the Portfolio's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                                                                           FEBRUARY 1, 1993
                                                                YEAR ENDED SEPTEMBER 30,                   (DATE OF INITIAL
                                                 ------------------------------------------------------- PUBLIC OFFERING) TO
                                                        1996               1995              1994         SEPTEMBER 30, 1993

NET ASSET VALUE BEGINNING OF YEAR ...............      $23.04             $19.26            $17.99              $14.04
                                                       ------             ------            ------              ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss .............................       (0.24)             (0.27)            (0.15)              (0.04)
Net realized and unrealized gain on investments
  and foreign currency related transactions .....        1.17               4.05              1.58                3.99
                                                       ------             ------            ------              ------
  Total from investment operations ..............        0.93               3.78              1.43                3.95
                                                       ------             ------            ------              ------
LESS DISTRIBUTIONS FROM:
Net realized gain on investments ................        0.00               0.00             (0.16)               0.00
                                                       ------             ------            ------              ------
  Total distributions ...........................        0.00               0.00             (0.16)               0.00
                                                       ------             ------            ------              ------
NET ASSET VALUE END OF YEAR .....................      $23.97             $23.04            $19.26              $17.99
                                                       ======             ======            ======              ======
TOTAL RETURN (a).................................        4.04%             19.63%             8.02%              28.13%

RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses ................................        2.40%(b)           2.58%(b)          2.85%               3.04%(c)
  Net investment loss ...........................       (1.38%)            (1.59%)           (1.62%)             (1.55%)(c)
Portfolio turnover rate .........................          67%                35%               32%                 64%
AVERAGE COMMISSIONS RATE PAID ...................     $0.0079                N/A               N/A                 N/A
                                                      -------              -----             -----              ------
NET ASSETS END OF YEAR (THOUSANDS) ..............    $124,549            $86,339           $50,535              $6,217

(a) Excluding applicable sales charges.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.38% and 2.56% for the years ended September 30, 1996 and 1995, respectively.
(c) Annualized.

THE FUND
  The Fund is an open-end, diversified management investment company, commonly known as a mutual fund. The Fund is authorized to issue more than one Portfolio, each investing in a different portfolio of securities. At this time, the Fund issues only shares of the Portfolio. The Fund was formed as a Massachusetts business trust on June 17, 1987. The Fund is one of more than thirty funds advised and managed by Keystone Investment Management Company ("Keystone"). Keystone has retained the services of Credit Lyonnais International Asset Management, North America ("CLIAM") to provide the Portfolio with subadvisory services, subject to the supervision of the Fund's Board of Trustees and Keystone.

GLOBAL OPPORTUNITIES PORTFOLIO --
INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE
  The Portfolio's investment objective is capital growth. In selecting its investments, the Portfolio attempts to identify those companies within various countries and industries that have the best opportunities for above-average increases in revenues and earnings and strong prospects for continued revenue growth. In addition, the Portfolio seeks to identify those countries and industries where economic and political factors, including currency movements, are likely to produce above-average growth.

  The investment objective of the Portfolio is fundamental and may not be changed without the vote of a majority of the Portfolio's outstanding shares (as defined in the Investment Company Act of 1940 ("1940 Act")), which means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares (a "1940 Act Majority").

  Any investment involves risk, and there is no assurance that the Portfolio will achieve its investment objective.

PRINCIPAL INVESTMENTS
  In pursuing its objective, the Portfolio may invest in securities of United States ("U.S.") companies and of issuers located in certain foreign countries with developed markets as well as those with emerging markets and the formerly communist countries of Eastern Europe and the People's Republic of China. In its investments in securities of issuers in the U.S. and other countries with developed securities markets, the Portfolio seeks to achieve its objective by investment in equity securities of small to medium sized companies (generally under $1 billion in market capitalization) that are in a relatively early stage of development. In its investments in foreign securities, the Portfolio seeks to achieve its objective by investing in equity securities of issuers that are managed and positioned to take advantage of opportunities for above average increases in revenues and earnings and have strong prospects for continued revenue growth. For this purpose, countries with emerging markets are generally those where the per capita income is in the low to middle ranges, as determined by the International Bank for Reconstruction and Development ("World Bank").

  Under ordinary circumstances, the Portfolio invests at least 65% of its assets in securies of issuers located in at least three countries, one of which may be the U.S. Under ordinary circumstances, the Portfolio invests at least 65% of its assets in equity securities.

  Some examples of the securities in which the Portfolio may invest are common stocks, securities convertible into common stocks or having common stock characteristics (consisting of rights, warrants and options), preferred stocks, debt securities convertible into or exchangeable for preferred or common stock, debt securities of the U.S. and any foreign governments, including their political subdivisions, debt securities of any international agency (such as the World Bank, Asian Development Bank or Inter-American Development Bank) and time deposits with U.S. and foreign banks, and may hold cash and cash equivalents as discussed below. The Portfolio's securities and other assets may be denominated in U.S. currency or currency of any foreign nation. Except as described above, there are no limitations on the type, size, operating history or dividend paying record of companies or industries in which the Portfolio may invest. The Portfolio's securities may be traded in the over-the-counter market as well as being listed on a foreign exchange. The primary investment criterion used by the Portfolio in the selection of portfolio securities is that the securities provide opportunities for capital growth.

  Although the Portfolio intends to invest primarily in common stocks and securities convertible into common stocks to achieve its objective of growth of capital, the Portfolio may invest in any security listed above. For example, because the market value of debt obligations can be expected to vary inversely with changes in prevailing interest rates, investing in debt securities may provide an opportunity for capital appreciation when interest rates are expected to decline. In addition, the Portfolio may hold cash and invest in cash equivalents, including time deposits, for temporary purposes in order to meet redemption requests or for such periods of time as are necessary to evaluate market conditions and other factors.

OTHER ELIGIBLE INVESTMENTS
  When, in the opinion of Keystone, market conditions warrant, the Portfolio may invest up to 100% of its assets for temporary defensive purposes in the following types of money market instruments: (1) commercial paper, including master demand notes, that at the date of investment is rated A-1 (the highest grade given by Standard & Poor's Corporation ("S&P"), PRIME-1 (the highest grade given by Moody's Investors Service ("Moody's") or, if not rated by such services, is issued by a company that at the date of investment has an outstanding issue rated A or better by S&P or Moody's; (2) obligations, including certificates of deposit and bankers' acceptances, of banks or savings and loan associations having at least $1 billion in deposits as of the date of their most recently published financial statements and which are members of the Federal Deposit Insurance Corporation, including U.S. branches of foreign banks and foreign branches of U.S. banks; (3) corporate obligations that at the date of investment are rated A or better by S&P or Moody's; and (4) obligations issued or guaranteed by the U.S. government or by any agency or instrumentality of the U.S. When the Portfolio's assets are being invested for temporary defensive purposes, the Portfolio is not pursuing its investment objective.

  The Portfolio may enter into repurchase and reverse repurchase agreements, invest in master demand notes, lend portfolio securities, purchase and sell securities and currencies on a when issued and delayed delivery basis, and purchase or sell securities on a forward commitment basis, write covered call and put options and purchase call and put options to close out existing positions. The Portfolio may also enter into currency and other financial futures contracts and related options transactions for hedging purposes and not for speculation, and may employ new investment techniques with respect to such options and futures contracts and related options.

  The Portfolio may invest in restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resales by large institutional investors of securities not publicly traded in the U.S. The Portfolio intends to purchase Rule 144A securities when such securities present an attractive investment opportunity and otherwise meet the Portfolio's selection criteria. The Board of Trustees has adopted guidelines and procedures pursuant to which Keystone determines the liquidity of the Portfolio's Rule 144A securities. The Board monitors Keystone's implementation of such guidelines and procedures.

  At the present time, the Portfolio cannot accurately predict exactly how the market for Rule 144A securities will develop. A Rule 144A security that was readily marketable upon purchase may subsequently become illiquid. In such an event, the Board of Trustees will consider what action, if any, is appropriate.

  For further information about the types of investments and investment techniques available to the Portfolio, including the associated risks, see the "Risk Factors" and "Additional Investment Information" sections of this prospectus and the statement of additional information.

INVESTMENT RESTRICTIONS
  The Fund has adopted the fundamental investment restrictions summarized below, which may not be changed without the vote of a 1940 Act Majority of the Portfolio's outstanding shares. These restrictions and certain other fundamental and nonfundamental restrictions are set forth in the statement of additional information. Unless otherwise stated, all references to the Portfolio's assets are in terms of current market value.

  Generally, the Portfolio may not do the following: (1) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. government securities), except that up to 25% of its total assets may be invested without regard to this limit; and (2) borrow, except from banks for temporary or emergency purposes, and/or enter into reverse repurchase agreements in aggregate amounts up to one-third of the value of the Portfolio's net assets.

  The Portfolio intends to follow policies of the Securities and Exchange Commission as they are adopted from time to time with respect to illiquid securities, including, at this time, (1) treating as illiquid, securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued such securities on its books and (2) limiting its holdings of such securities to 15% of net assets.

RISK FACTORS
  Like any investment, your investment in the Portfolio involves an element of risk. Before you buy shares of the Portfolio, you should carefully evaluate your ability to assume the risks your investment in the Portfolio poses. YOU CAN LOSE MONEY BY INVESTING IN THE PORTFOLIO. YOUR INVESTMENT IS NOT GUARANTEED. A DECREASE IN THE VALUE OF THE PORTFOLIO'S PORTFOLIO SECURITIES CAN RESULT IN A DECREASE IN THE VALUE OF YOUR INVESTMENT.

  By itself, the Portfolio does not constitute a balanced investment program. The Portfolio is best suited for investors who can afford to maintain their investment over a relatively long period of time, and who are seeking a fund that is growth oriented and has the potential for high returns. The Portfolio involves a high degree of risk and is not an appropriate investment for conservative investors who are seeking preservation of capital and/or income. You should take into account your own investment objectives as well as your other investments when considering an investment in the Portfolio.

  Certain risks related to the Portfolio are discussed below. In addition to the risks not discussed in this section, specific risks, including risks relating to investing in foreign securities and derivatives, individual securities or investment practices are discussed in "Additional Investment Information" and the statement of additional information.

  FUND RISKS. Investing in companies with small to medium market capitalizations in a relatively early stage of development involves greater risk than investing in larger established companies. The stock prices of developing companies with smaller market capitalizations can rise very quickly and drop dramatically in a short period of time. This volatility results from a number of factors, including reliance by these companies on limited product lines, markets, and financial and management resources.

  These and other factors may make small and mid cap companies more susceptible to setbacks or downturns. These companies may experience higher rates of bankruptcy or other failures than larger well established companies. They may be more likely to be negatively affected by changes in management. In addition, the stock of small and mid cap companies may be thinly traded.

  Moreover, a need for cash due to large liquidations from the Portfolio when the prices of small and mid cap stocks are declining could result in losses to the Portfolio.

  FOREIGN RISK. Investing in securities of foreign issuers generally involves more risk than investing in a portfolio consisting solely of securities of domestic issuers for the following reasons: publicly available information on issuers and securities may be scarce; many foreign countries do not follow the same accounting, auditing, and financial reporting standards as are used in the U.S.; market trading volumes may be smaller, resulting in less liquidity and more price volatility compared to U.S. securities of comparable quality; there may be less regulation of securities trading and its participants; the possibility may exist for expropriation, confiscatory taxation, nationalization, establishment of exchange controls, political or social instability or negative diplomatic developments; and dividend or interest withholding may be imposed at the source.

  Fluctuations in foreign exchange rates impose an additional level of risk, possibly affecting the value of the Fund's foreign investments and earnings, as well as gains and losses realized through trades, and the unrealized appreciation or depreciation of investments. The Fund may also incur costs when it shifts assets from one country to another.

  Investing in securities of issuers in emerging markets countries involves exposure to economic systems that are generally less mature and political systems that are generally less stable than those of developed countries. In addition, investing in companies in emerging markets countries may also involve exposure to national policies that may restrict investment by foreigners and undeveloped legal systems governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies in emerging markets countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. Furthermore, investing in securities of companies in the formerly communist countries of Eastern Europe and the People's Republic of China involves additional risks to those associated with investments in companies in non-formerly communist emerging markets countries. Specifically, those countries could convert back to a single economic system, and the claims of property owners prior to the expropriation by the communist regime could be settled in favor of the former property owners, in which case the Portfolio could lose its entire investment in those countries. These risks are carefully considered by Keystone prior to the purchase of these securities.

  Fluctuations in foreign exchange rates impose an additional level of risk, possibly affecting the value of the Fund's foreign investments and earnings, as well as gains and losses realized through trades, and the unrealized appreciation or depreciation of investments. The Fund may also incur costs when it shifts assets from one country to another.

PRICING SHARES
  The Fund computes its net asset value as of the close of trading (currently 4:00 p.m. eastern time) on each day that the New York Stock Exchange (the "Exchange") is open. However, the Fund does not compute its net asset value on days when changes in the value of the Portfolio's securities do not affect the current net asset value of its shares. The Exchange is currently closed on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Portfolio is arrived at by determining the value of the Portfolio's assets, subtracting its liabilities and dividing the result by the number of its shares outstanding.

  Current values for the Portfolio's securities are determined as follows:

    1. securities that are traded on a national securities exchange or on the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or NMS prior to the time of the valuation, provided that a sale has occurred and that this price reflects current market value according to procedures established by the Board of Trustees;

    2. securities traded in the over-the-counter market, other than NMS, are valued at the mean of the bid and asked prices at the time of valuation;

    3. short-term investments having maturities of more than sixty days for which market quotations are readily available, are valued at current market value; where market quotations are not available, such instruments are valued at fair value as determined by the Board of Trustees;

    4. short-term investments that are purchased with maturities of sixty days or less (including all master demand notes) are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market;

    5. short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market; and

    6. the following securities are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees: (a) securities, including restricted securities, for which complete quotations are not readily available; (b) listed securities or those on NMS if, in the Portfolio's opinion, the last sales price does not reflect a current market value or if no sale occurred; and (c) other assets.

  Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Fund's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.

DIVIDENDS AND TAXES
  The Portfolio has qualified and intends to continue to qualify as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The Portfolio qualifies if, among other things, it distributes to its shareholders at least 90% of its net investment income for its fiscal year. The Portfolio also intends to make timely distributions, if necessary, sufficient in amount to avoid the nondeductible 4% excise tax imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains for the one-year period ending on October 31 of such calendar year.

  Any taxable dividend declared in October, November, or December to shareholders of record in such a month, and paid by the following January 31, will be includable in the taxable income of the shareholder as if paid on December 31 of the year in which such dividend was declared.

  If the Portfolio qualifies as a RIC and if it distributes all of its net investment income and net capital gains, if any, to shareholders, it will be relieved of any federal income tax liability.

  The Portfolio will make distributions from its net investment income and net capital gains, if any, at least annually.

  Because Class A shares bear most of the costs of distribution of such shares through payment of a front-end sales charge while Class B and Class C shares bear such expenses through a higher annual distribution fee, expenses attributable to Class B shares and Class C shares will generally be higher than those of Class A shares, and income distributions paid by the Portfolio with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares.

  Shareholders receive Portfolio distributions in the form of additional shares of that class of shares upon which the distribution is based or, at the shareholder's option, in cash. Portfolio distributions in the form of additional shares are made at net asset value without the imposition of a sales charge.

  Dividends and distributions are taxable whether they are received in cash or in shares. Income dividends and net short-term gains dividends are taxable as ordinary income. Net long-term gains dividends are taxable as capital gains regardless of how long the Portfolio's shares are held. If Portfolio shares held for less than six months are sold at a loss, however, such loss will be treated for tax purposes as a long-term capital loss to the extent of any long-term capital gains dividends received.

  The Portfolio advises its shareholders annually as to the federal tax status of all distributions made during the year.

  If more than 50% of the value of the Portfolio's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Portfolio elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both actual dividends and the amount the Portfolio advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Portfolio's investments. The shareholder will be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the above described tax credit and deductions are subject to certain limitations.

  In the event the Fund establishes additional Portfolios, each Portfolio will be considered, and intends to qualify as, a regulated investment company.

FUND MANAGEMENT AND EXPENSES

BOARD OF TRUSTEES
  Under Massachusetts law, the Fund's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Fund. Subject to the general supervision of the Fund's Board of Trustees, Keystone provides investment advice, management, and administrative services to the Fund.

INVESTMENT ADVISER
  Keystone has provided investment advisory and management services to investment companies and private accounts since 1932. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("Keystone Investments"). Keystone Investments provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone, its affiliates, and the Keystone Investments Families of Funds. Both Keystone and Keystone Investments are located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  On December 11, 1996, Keystone Investments succeeded to the business of a corporation with the same name, but under different ownership. Keystone Investments is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"). FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the U.S. based on total assets as of September 30, 1996.

  First Union is headquartered in Charlotte, North Carolina, and had $133.9 billion in consolidated assets as of September 30, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the U.S. The Capital Management Group of FUNB ("CMG"), together with Lieber & Company and Evergreen Asset Management Corp. ("Evergreen Asset"), wholly-owned subsidiaries of FUNB, manage or otherwise oversee the investment of over $50 billion in assets belonging to a wide range of clients, including the Evergreen Family of Funds.

  Pursuant to its Investment Advisory and Management Agreement with the Fund (the "Advisory Agreement"), Keystone manages the investment and reinvestment of the Fund's assets, supervises the operation of the Fund and provides all necessary office space, facilities and equipment.

  The Fund pays Keystone a fee for its services at the annual rate set forth below:

                                                     Aggregate Net Asset Value
Management                                                       of the Shares
Fee                                                                of the Fund
------------------------------------------------------------------------------
1.00% of the first                                          $200,000,000, plus
0.95% of the next                                           $200,000,000, plus
0.85% of the next                                           $200,000,000, plus
0.75% of amounts over                                       $600,000,000.

  The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees or by vote of shareholders of the Fund. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Fund's Independent Trustees (Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the Fund's Distribution Plans or any agreement related thereto), cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund or Keystone or may be terminated by a vote of shareholders of the Fund. The Advisory Agreement will terminate automatically upon its assignment.

SUBADVISER
  Keystone has entered into a Subadvisory Agreement with CLIAM (the "Sub-advisory Agreement"), an international investment management firm located at 50 Rowes Wharf, Suite 240, Boston, Massachusetts 02110. CLIAM is a subsidiary of Credit Lyonnais, which is among the world's largest banks, with $250 billion in assets and offices in 76 countries. Under the Sub-advisory Agreement, CLIAM provides the Portfolio with certain investment advisory services, and Keystone pays CLIAM at the beginning of each fiscal quarter a fee for its services that represents 50% of the management fee paid by the Portfolio to Keystone for the preceding quarter on Portfolio assets of up to $250,000,000 and 30% of the management fee paid by the Portfolio to Keystone for the preceding quarter on Portfolio assets in excess of $250,000,000. The Portfolio has no responsibility to pay CLIAM's fee.

  The Sub-advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees or by vote of a majority of the outstanding shares of the Portfolio. In either case, the terms of the Sub-advisory Agreement and continuance thereof must be approved by the vote of a majority of Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Sub-advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund or Keystone or by a vote of shareholders of the Portfolio. The Sub-advisory Agreement will terminate automatically upon its assignment.

PRINCIPAL UNDERWRITER
  Evergreen Keystone Distributor, Inc. (formerly Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of Furman Selz LLC ("Furman Selz"), which is not affiliated with First Union, is now the Fund's principal underwriter (the "Principal Underwriter"). EKD replaces Evergreen Keystone Investment Services, Inc. (formerly Keystone Investment Distributors Company) ("EKIS") as the Fund's principal underwriter. EKIS may no longer act as principal underwriter of the Fund due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks such as FUNB and their affiliates, that prohibit such entities from acting as the underwriters or distributors of mutual fund shares. While EKIS may no longer act as principal underwriter of the Fund as discussed above, EKIS may continue to receive compensation from the Fund or the Principal Underwriter in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by the Principal Underwriter for the provision of certain marketing support services to the Principal Underwriter at an annual rate of up to .75% of the average daily net assets of the Fund, subject to certain restrictions. Both EKD and Furman Selz are located at 230 Park Avenue, New York, New York 10169.

SUB-ADMINISTRATOR
  Furman Selz provides officers and certain administrative services to the Fund pursuant to a sub-administration agreement. For its services under that agreement, Furman Selz receives a fee from Keystone at the maximum annual rate of .01% of the average daily net assets of the Fund.

  It is expected that on or about January 2, 1997, Furman Selz will transfer EKD, and its related mutual fund distribution and administration business, to BISYS Group, Inc. ("BISYS"). At that time, BISYS will succeed as sub-administrator for the Fund. It is not expected that the acquisition of the mutual fund distribution and administration business by BISYS will affect the services currently provided by EKD or Furman Selz.

PORTFOLIO MANAGER
  Margery C. Parker has been the Fund's Portfolio Manager since July 1996. Ms. Parker is currently a Keystone Vice President and has been an equity investment professional with Keystone since 1988.

FUND EXPENSES
  The Fund will pay all of its expenses. In addition to the investment advisory and distribution plan fees discussed in this prospectus, the principal expenses that the Fund is expected to pay include, but are not limited to, expenses of its Independent Trustees; transfer, dividend disbursing, and shareholder servicing agent expenses; custodian expenses; fees of its independent auditors; fees of legal counsel to the Fund and its Independent Trustees; fees payable to government agencies, including registration and qualification fees attributable to the Fund and its shares under federal and state securities laws; and certain extraordinary expenses. In addition, each class of the Portfolio will pay all of the expenses attributable to it. Such expenses are currently limited to Distribution Plan expenses. The Fund also pays its brokerage commissions, interest charges, and taxes.

  For the fiscal year ended September 30, 1996, the Fund paid or accrued to Keystone investment management and administrative services fees of $5,668,408 (0.91% of the Fund's average daily net asset value on an annualized basis). Of such amount, Keystone paid or accrued $1,561,491 to CLIAM for its services as sub-adviser to the Portfolio.

  A management fee of 0.75% is higher than that paid by most other investment companies. However, the Fund's fee structure is comparable to that of other global and international funds subject to the higher costs involved in managing a portfolio of predominantly international securities.

  For the fiscal year ended September 30, 1996, the Fund paid or accrued $2,013,849 to Evergreen Keystone Service Company (formerly Keystone Investor Resource Center, Inc.) ("EKSC") for services rendered as the Fund's transfer agent and dividend disbursing agent and $26,856 to Keystone Investments for certain accounting services. EKSC, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, is a wholly-owned subsidiary of Keystone.

  For the fiscal year ended September 30, 1996, the Portfolio's Class A, Class B and Class C shares paid 1.62%, 2.40% and 2.40%, respectively, of their respective average class net assets in expenses, including indirectly paid expenses.

SECURITIES TRANSACTIONS
  Under policies established by the Board of Trustees, Keystone selects broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Portfolio, Keystone may consider the number of shares of the Portfolio sold by the broker-dealer. In addition, broker-dealers executing portfolio transactions may, from time to time, be affiliated with the Fund, Keystone, CLIAM, the Principal Underwriter, or their affiliates.

  The Portfolio may pay higher commissions to broker-dealers that provide research services. Keystone may use these services in advising the Portfolio as well as in advising its other clients.

PORTFOLIO TURNOVER
  The Portfolio's portfolio turnover rate for the fiscal years ended September 30, 1995 and 1996 were 35% and 67%, respectively. For further information about brokerage and distributions, see the statement of additional information.

CODE OF ETHICS
  The Fund has adopted a Code of Ethics incorporating policies on personal securities trading as recommended by the Investment Company Institute.

DISTRIBUTION PLANS AND AGREEMENTS

CLASS A DISTRIBUTION PLAN
  The Fund has adopted a Distribution Plan with respect to its Class A shares (the "Class A Distribution Plan") that provides for expenditures by the Fund currently limited to 0.25% annually of the average daily net asset value of Class A shares, in connection with the distribution of Class A shares. Payments under the Class A Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as broker-dealers), as service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares maintained by the recipient and outstanding on the books of the Fund for specified periods.

CLASS B DISTRIBUTION PLANS
  The Fund has adopted Distribution Plans with respect to its Class B shares (the "Class B Distribution Plans") that provide for expenditures by the Fund at an annual rate of up to 1.00% of the average daily net asset value of Class B shares to pay expenses of the distribution of Class B shares. Payments under the Class B Distribution Plans are currently made to the Principal Underwriter (which may reallow all or part to others, such as broker-dealers) and to EKIS, the predecessor to the Fund's Principal Underwriter, (1) as commissions for Class B shares sold, (2) as shareholder service fees and (3) as interest. Amounts paid or accrued to the Principal Underwriter or EKIS in the aggregate may not exceed the annual limitation referred to above.

  The Principal Underwriter generally reallows to broker-dealers or others a commission equal to 4.00% of the price paid for each Class B share sold. The broker-dealer or other party will also receive service fees at an annual rate of 0.25% of the value of Class B shares maintained by the recipient and outstanding on the books of the Fund for specified periods. See "Distribution Plans Generally" below.

CLASS C DISTRIBUTION PLAN
  The Fund has adopted a Distribution Plan with respect to Class C shares (the "Class C Distribution Plan") that provides for expenditures by the Fund at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses of the Distribution of Class C shares. Payments under the Class C Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as dealers) and to EKIS, the predecessor to the Fund's Principal Underwriter, (1) as commissions for Class C shares sold,
(2) as shareholder service fees, and (3) as interest. Amounts paid or accrued to the Principal Underwriter or EKIS in the aggregate may not exceed the annual limitation referred to above.

  The Principal Underwriter generally reallows to broker-dealers or others a commission in the amount of 0.75% of the price paid for each Class C share sold, plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold, and, beginning approximately fifteen months after purchase, a commission at an annual rate of 0.75% (subject to NASD rules -- see "Distribution Plans Generally") plus service fees which are paid at the annual rate of 0.25%, respectively, of the value of Class C shares maintained by the recipient and outstanding on the books of the Fund for specified periods. See "Distribution Plans Generally" below.

DISTRIBUTION PLANS GENERALLY
  As discussed above, the Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act.

  The NASD limits the amount that the Fund may pay annually in distribution costs for the sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the 12b-1 Distribution Plan, plus interest at the prime rate plus 1% on such amounts (less any contingent deferred sales charges ("CDSCs") paid by shareholders to the Principal Underwriter) remaining unpaid from time to time.

  In connection with financing its distribution costs, including commission advances to dealers and others, EKIS, the predecessor to the Principal Underwriter, sold to a financial institution substantially all of its 12b-1 fee collection rights and CDSC collection rights in respect of Class B shares sold during the period beginning approximately June 1, 1995 through November 30, 1996. The Fund has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares, unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plan, the Fund may be subject to adverse distribution consequences.

  The financing of payments made by the Principal Underwriter to compensate broker-dealers or other persons for distributing shares of the Fund will be provided by FUNB or its affiliates.

  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. If a Distribution Plan is terminated, the Principal Underwriter and EKIS will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of Advances (as defined below).

  Unpaid distribution costs at September 30, 1996 were; $8,808,488 for Class B shares purchased prior to June 1, 1995 (4.87% of net class assets of such Class B shares); $12,279,880 for Class B shares purchased on or after June 1, 1995 (6.00% of net class assets of such Class B shares); and $8,207,020 for Class C shares (6.59% of net class assets).

  Broker-dealers or others may receive different levels of compensation depending on which class of shares they sell. Payments pursuant to a Distribution Plan are included in the operating expenses of the class.

DISTRIBUTION AGREEMENTS
  The Fund has entered into principal underwriting agreements with the Principal Underwriter (each a "Distribution Agreement") with respect to each class. Pursuant to its Distribution Agreements, the Fund will compensate the Principal Underwriter for its services as distributor at an annual rate that may not exceed .25 of 1% of the Fund's average daily net assets attributable to Class A shares, .75 of 1% of the Fund's average daily net assets attributable to the Class B shares, subject to certain restrictions, and .75 of 1% of the Fund's average daily net assets attributable to the Class C shares.

  The Fund may also make payments under its Distribution Plans, in amounts of up to .25 of 1% of its average daily net assets on an annual basis, attributable to Class A, B and C shares, respectively, to compensate organizations, which may include, among others, the Principal Underwriter and Keystone or their respective affiliates, for services rendered to shareholders and/or the maintenance of shareholder accounts.

  The Fund may not pay any distribution or servicing fees during any fiscal period in excess of NASD limits. Since the Principal Underwriter's compensation under the Distribution Agreements is not directly tied to the expenses incurred by the Principal Underwriter, the amount of compensation received by it under the Distribution Agreements during any year may, subject to certain conditions, be more than its actual expenses and may result in a profit to the Principal Underwriter. Distribution expenses incurred by the Principal Underwriter in one fiscal year that exceed the level of compensation paid to the Principal Underwriter for that year may be paid from distribution fees received from a Fund in subsequent fiscal years.

  The Principal Underwriter intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plans that exceed current annual payments permitted to be received by the Principal Underwriter from the Fund ("Advances"). The Principal Underwriter intends to seek full reimbursement for Advances from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits. If the Fund's Independent Trustees authorize such payments, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by a Distribution Plan.

  In states where the Principal Underwriter is not registered as a broker-dealer, shares of the Fund will only be sold through other broker-dealers or other financial institutions that are registered.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS
  The Principal Underwriter may, from time to time, provide promotional incentives, including reallowance of up to the entire sales charge, to certain broker-dealers whose representatives have sold or are expected to sell significant amounts of Fund shares. In addition, broker-dealers may, from time to time, receive additional cash payments. The Principal Underwriter may also provide written information to those broker-dealers with whom it has dealer agreements that relates to sales incentive campaigns conducted by such broker-dealers for their representatives as well as financial assistance in connection with pre-approved seminars, conferences and advertising. No such programs or additional compensation will be offered to the extent they are prohibited by the laws of any state or any self-regulatory agency such as the NASD. Broker-dealers to whom substantially the entire sales charge on Class A shares is reallowed may be deemed to be underwriters as that term is defined under the 1933 Act.

  The Principal Underwriter may, at its own expense, pay concessions in addition to those described above to broker-dealers including, from time to time, to First Union Brokerage Services, Inc., an affiliate of Keystone, that satisfy certain criteria established from time to time by the Principal Underwriter. These conditions relate to increasing sales of shares of the Keystone funds over specified periods and certain other factors. Such payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to 1.00% of the value of shares sold by such broker-dealer.

  The Principal Underwriter may also pay a transaction fee (up to the level of payments allowed to dealers for the sale of shares, as described above) to banks and other financial services firms that facilitate transactions in shares of the Fund for their clients.

  State securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state laws.

EFFECTS OF BANKING LAWS
  The Glass-Steagall Act currently limits the ability of depository institutions (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from accepting payments under the arrangement described above, or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider what action, if any, is appropriate.

  The Glass-Steagall Act and other banking laws and regulations also presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Fund. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. Keystone and its affiliates, since they are direct or indirect subsidiaries of FUNB, are subject to and in compliance with the aforementioned laws and regulations.

  Changes to applicable laws and regulations or future judicial or administrative decisions could prevent Keystone Investments or its affiliates from performing the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of a fund by its customers. In such event, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.

HOW TO BUY SHARES
  You may purchase shares of the Fund from any broker-dealer that has a selling agreement with the Principal Underwriter. In addition, you may purchase shares of the Fund by mailing to the Fund, c/o Evergreen Keystone Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed account application and a check payable to the Fund. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed account application. Subsequent investments in any amount may be made by check, by wiring Federal funds, by direct deposit or by an electronic funds transfer ("EFT").

  Orders for the purchase of shares of the Fund will be confirmed at the public offering price, which is equal to the net asset value per share next determined after receipt of the order in proper form by the Principal Underwriter (generally as of the close of the Exchange on that day) plus, in the case of Class A shares, the applicable sales charge. Orders received by broker-dealers or other firms prior to the close of the Exchange and received by the Principal Underwriter prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day. Broker-dealers and other financial services firms are obligated to transmit orders promptly.

  Orders for shares received other than as stated above will receive the public offering price, which is equal to the net asset value per share next determined (generally, the next business day's offering price) plus, in the case of Class A shares, the applicable sales charge.

  The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable.

  The initial purchase must be at least $1,000. There is no minimum amount for subsequent purchases.

  The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

  Shareholder inquiries should be directed to EKSC by calling toll free 1-800-343-2898 or writing to EKSC or to the firm from which you received this prospectus.

ALTERNATIVE SALES OPTIONS
  This prospectus provides information regarding the Class A, B, and C shares offered by the Fund:

CLASS A SHARES -- FRONT-END LOAD OPTION
  With certain exceptions, Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a CDSC when they are redeemed except as follows: Class A shares purchased after January 1, 1997, in an amount equal to or exceeding $1 million, other than purchases by a Chilean Investor (as defined below), without a front-end sales charge, will be subject to a CDSC during the month of purchase and the 12-month period following the month of purchase.

CLASS B SHARES -- BACK-END LOAD OPTION
  Class B shares purchased after January 1, 1997, are sold without a sales charge at the time of purchase, but are, with certain exceptions, subject to a CDSC if redeemed during the month of purchase and the 72-month period following the month of purchase. Class B shares purchased after January 1, 1997, that have been outstanding for seven years after the month of purchase, will automatically convert to Class A shares without the imposition of a front-end sales charge or exchange fee.

CLASS C SHARES -- LEVEL LOAD OPTION
  Class C shares purchased after January 1, 1997, are sold without a sales charge at the time of purchase, but are subject to a CDSC if they are redeemed during the month of purchase and the 12-month period following the month of purchase. Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Principal Underwriter.

  Each class of shares, pursuant to its Distribution Plan, pays an annual service fee of 0.25% of the Fund's average daily net assets attributable to that class. In addition to the 0.25% service fee, the Class B and C Distribution Plans provide for the payment of an annual distribution fee of up to 0.75% of the average daily net assets attributable to their respective classes. As a result, income distributions paid by the Fund with respect to Class B and Class C shares will generally be less than those paid with respect to Class A shares.

  Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares (in which case, 100% of the purchase price is invested immediately), depending on the amount of the purchase and the intended length of investment.

  The Fund will not normally accept any purchase of Class B shares in the amount of $250,000 or more and will not normally accept any purchase of Class C shares in the amount of $500,000 or more.

                ----------------------------------------------

CLASS A SHARES

  Class A shares are currently offered at the public offering price, which is equal to net asset value plus an initial sales charge as follows:

                                                 AS A % OF       CONCESSION TO
                                    AS A % OF   NET AMOUNT   DEALERS AS A % OF
AMOUNT OF PURCHASE             OFFERING PRICE    INVESTED*      OFFERING PRICE
------------------------------------------------------------------------------

Less than $50,000 ..................    4.75%        4.99%               4.25%
$50,000 but less than $100,000 .....    4.50%        4.71%               4.25%
$100,000 but less than $250,000 ....    3.75%        3.90%               3.25%
$250,000 but less than $500,000 ....    2.50%        2.56%               2.00%
$500,000 but less than $1,000,000...    2.00%        2.04%               1.75%

----------
*Rounded to the nearest one-hundredth percent.

                ----------------------------------------------

  Purchases of the Fund's Class A shares made after January 1, 1997, (i) in the amount of $1 million or more; (ii) by a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title I tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan"), or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan"); or (iii) by (a) institutional investors, which may include bank trust departments and registered investment advisers; (b) investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; and (e) employees of FUNB and its affiliates, EKD and any broker-dealer with whom EKD has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees, will be at net asset value without the imposition of a front-end sales charge. Certain broker-dealers or other financial institutions may impose a fee on transactions in shares of the Funds.

  With respect to purchases of the Fund's Class A shares made after January 1, 1997, in the amount of $1 million or more, the Principal Underwriter will pay broker-dealers or others concessions at the following rate: 1.00% of the investment amount up to $2,999,999; plus 0.50% of the investment amount between $3,000,000 and $4,999,999; plus 0.25% of the investment amount over $4,999,999.
Upon redemption within one year of purchases by a Chilean insurance company, mutual fund or retirement plan (a "Chilean Investor") in the amount of $1,000,000 or more of any shares upon which was based the payment in full of a concession at the time of purchase, a prorated portion of such concession shall be returned to the Principal Underwriter.

  With respect to purchases of the Fund's' Class A shares made after January 1, 1997, by Qualifying Plans and Educational TSA Plans, the Principal Underwriter will pay broker-dealers and other concessions at the rate of 0.50% of the net asset value of the shares purchased. These payments are subject to reclaim in the event the shares are redeemed within twelve months after purchase.

  Purchases of the Fund's Class A shares made after January 1, 1997, in the amount of $1 million or more, other than purchases by a Chilean Investor, are subject to a CDSC of 1.00% upon redemption during the month of purchase and the 12-month period following the month of purchase.

  The sales charge is paid to the Principal Underwriter, which in turn normally reallows a portion to your broker-dealer. In addition, your broker-dealer currently will be paid periodic service fees at an annual rate of up to 0.25% of the value of Class A shares maintained by such recipient and outstanding on the books of the Fund for specified periods.

  Upon written notice to broker-dealers with whom it has dealer agreements, the Principal Underwriter may reallow up to the full applicable sales charge.

  Initial sales charges may be eliminated for persons purchasing Class A shares that are offered in connection with certain fee based programs, such as wrap accounts sponsored or managed by broker-dealers, investment advisers, or others who have entered into special agreements with the Principal Underwriter. Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of other Keystone America Funds. See Exhibit A to this prospectus.

  Upon prior notification to the Principal Underwriter, Class A shares may be purchased at net asset value by clients of registered representatives within 30 days after a change in the registered representative's employment when the amount invested represents redemption proceeds from a registered open-end management investment company not distributed or managed by Keystone or its affiliates; and the shareholder either (1) paid a front-end sales charge, or (2) was at some time subject to, but did not actually pay, a CDSC with respect to the redemption proceeds.

  Upon prior notification to the Principal Underwriter, Class A shares may be purchased at net asset value by clients of registered representatives within 30 days after the redemption of shares of any registered open-end investment company not distributed or managed by Keystone or its affiliates when the amount invested represents redemption proceeds from such unrelated registered open-end investment company, and the shareholder either (1) paid a front-end sales charge, or (2) was at some time subject to, but did not actually pay, a CDSC with respect to the redemption proceeds. This special net asset value purchase is currently being offered on a calendar month-by-month basis and may be modified or terminated in the future.

CLASS B SHARES
  Class B shares are offered at net asset value, without an initial sales charge. With respect to shares purchased after January 1, 1997, the Fund, with certain exceptions, imposes a CDSC on Class B shares redeemed as follows:

                                                   CDSC
REDEMPTION TIMING                                IMPOSED
-----------------                                -------

Month of purchase and the first twelve-month
  period following the month of purchase .....    5.00%
Second twelve-month period following the month
  of purchase ................................    4.00%
Third twelve-month period following the month
  of purchase ................................    3.00%
Fourth twelve-month period following the month
  of purchase ................................    3.00%
Fifth twelve-month period following the month
  of purchase ................................    2.00%
Sixth twelve-month period following the month
  of purchase ................................    1.00%

No CDSC is imposed on amounts redeemed thereafter.

  When imposed, the CDSC is deducted from the redemption proceeds otherwise payable to you. The CDSC is retained by the Principal Underwriter or its predecessor. Amounts received by the Principal Underwriter or its predecessor under the Class B Distribution Plan are reduced by CDSCs retained by the Principal Underwriter or its predecessor. See "Contingent Deferred Sales Charge and Waiver of Sales Charges" below.

  Class B shares purchased after January 1, 1997, that have been outstanding for seven years after the month of purchase, will automatically convert to Class A shares (which are subject to a lower Distribution Plan charge) without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to EKSC.) The Class B shares so converted will no longer be subject to the higher distribution expenses and other expenses, if any, borne by Class B shares. Because the net asset value per share of Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. Under current law, it is the Fund's opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Trustees will consider what action, if any, is appropriate and in the best interest of such Class B shareholders.

CLASS C SHARES
  Class C shares are offered only through broker-dealers who have special distribution agreements with the Principal Underwriter. Class C shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Fund imposes a CDSC of 1.00% on shares redeemed during the month of purchase and the 12-month period following the month of purchase. No CDSC is imposed on amounts redeemed thereafter. If imposed, the CDSC is deducted from the redemption proceeds otherwise payable to you. The CDSC is retained by the Principal Underwriter or its predecessor. See "Contingent Deferred Sales Charge and Waiver of Sales Charges" below.

CONTINGENT DEFERRED SALES CHARGE AND WAIVER OF SALES CHARGES
  Any CDSC imposed upon the redemption of Class A, Class B, or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net asset value at the time of purchase of such shares.

  With respect to shares purchased after January 1, 1997, no CDSC is imposed when you redeem amounts derived from (1) increases in the value of shares redeemed above the net cost of such shares; (2) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; (3) certain Class A shares held for more than 12 months after the month of purchase;
(4) Class B shares held for more than 72 months after the month of purchase; or
(5) Class C shares held for more than one year after the month of purchase. Upon request for redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

  With respect to Class C shares purchased by a Qualifying Plan, no CDSC will be imposed on any redemptions made specifically by an individual participant in the Qualifying Plan. This waiver is not available in the event a Qualifying Plan (as a whole) redeems substantially all of its assets.

  In addition, no CDSC is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder; (2) a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000;
(5) automatic withdrawals under the Systematic Income Plan of up to 1.0% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

  The Fund may also sell Class A, Class B or Class C shares at net asset value without any initial sales charge or a CDSC to certain Directors, Trustees, officers and employees of the Fund, Keystone, the Principal Underwriter and certain of their affiliates, and to members of the immediate families of such persons; to registered representatives of firms with dealer agreements with the Principal Underwriter; and to a bank or trust company acting as a trustee for a single account. See the statement of additional information.

HOW TO REDEEM SHARES
  You may redeem Fund shares for cash at their net redemption value by writing to the Fund, c/o EKSC, and presenting a properly endorsed share certificate (if certificates have been issued) to the Fund. Your signature(s) on the written order and certificates must be guaranteed as described below. In order to redeem by telephone or to engage in telephone transactions generally, you must complete the authorization in your account application. Proceeds for shares redeemed on telephone order will be deposited by wire or EFT only to the bank account designated in your account application.

  You may also redeem your shares through your broker-dealer. The Principal Underwriter, acting as agent for the Fund, stands ready to repurchase Fund shares upon orders from broker-dealers and will calculate the net asset value on the same terms as those orders for the purchase of shares received from broker-dealers and described under "How to Buy Shares." If the Principal Underwriter has received proper documentation, it will pay the redemption proceeds, less any applicable CDSC, to the broker-dealer placing the order within seven days thereafter. The Principal Underwriter charges no fee for this service. Your broker-dealer, however, may charge a service fee.

  The redemption value equals the net asset value per share adjusted for fractions of a cent and may be more or less than your cost depending upon changes in the value of the Fund's portfolio securities between purchase and redemption. A CDSC may be imposed by the Fund at the time of redemption of certain shares as explained in "How to Buy Shares." If imposed, the CDSC is deducted from the redemption proceeds otherwise payable to you.

REDEMPTION OF SHARES IN GENERAL
  At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. In such a case, the Fund will mail the redemption proceeds upon clearance of the purchase check, which may take 15 days or more. Any delay may be avoided by purchasing shares either with a certified check, by Federal Reserve or bank wire of funds, by direct deposit or by EFT. Although the mailing of a redemption check or the wiring or EFT of redemption proceeds may be delayed, the redemption value will be determined and the redemption processed in the ordinary course of business upon receipt of proper documentation. In such a case, after the redemption and prior to the release of the proceeds, no appreciation or depreciation will occur in the value of the redeemed shares, and no interest will be paid on the redemption proceeds. If the payment of a redemption has been delayed, the check will be mailed or the proceeds wired or sent EFT promptly after good payment has been collected.

  The Fund computes the amount due you at the close of the Exchange at the end of the day on which it has received all proper documentation from you. Payment of the amount due on redemption, less any applicable CDSC (as described above), will be made within seven days thereafter except as discussed herein.

  For your protection, SIGNATURES ON CERTIFICATES, STOCK POWERS AND ALL WRITTEN ORDERS OR AUTHORIZATIONS MUST BE GUARANTEED BY A U.S. STOCK EXCHANGE MEMBER, A BANK OR OTHER PERSONS ELIGIBLE TO GUARANTEE SIGNATURES UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND EKSC'S POLICIES. The Fund or EKSC may waive this requirement or may require additional documents in certain cases. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. The Fund and EKSC reserve the right to withdraw this waiver at any time.

  If the Fund receives a redemption order, but you have not clearly indicated the amount of money or number of shares involved, the Fund cannot execute the order. In such cases, the Fund will request the missing information from you and process the order on the day such information is received.

TELEPHONE REDEMPTIONS
  Under ordinary circumstances, you may redeem up to $50,000 from your account by telephone by calling toll free 1-800-343-2898. As mentioned above, to engage in telephone transactions generally, you must complete the appropriate sections of the Fund's application.

  In order to insure that instructions received by EKSC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days.

  If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth herein.

SMALL ACCOUNTS
  Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem your account if its value has fallen below $1,000, the current minimum investment level, as a result of your redemptions (but not as a result of market action). You will be notified in writing and allowed 60 days to increase the value of your account to the minimum investment level. No CDSCs are applied to such redemptions.

GENERAL
  The Fund reserves the right at any time to terminate, suspend, or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees.

  Except as otherwise noted, neither the Fund, EKSC, nor the Principal Underwriter assumes responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Keystone Automated Response Line ("KARL"), or by telephone. EKSC will employ reasonable procedures to confirm that instructions received over KARL or by telephone are genuine. Neither the Fund, EKSC, nor the Principal Underwriter will be liable when following instructions received over KARL or by telephone that EKSC reasonably believes to be genuine.

  The Fund may temporarily suspend the right to redeem its shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Fund cannot dispose of its investments or fairly determine their value; or (4) the Securities and Exchange Commission so orders.

SHAREHOLDER SERVICES
  Details on all shareholder services may be obtained from EKSC by writing or by calling toll free 1-800-343-2898.

KEYSTONE AUTOMATED RESPONSE LINE
  KARL offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access KARL by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

EXCHANGES
  If you have obtained the appropriate prospectus, you may exchange shares of the Fund for shares of certain other Keystone America Funds and Keystone Liquid Trust ("KLT") as follows:

    Class A shares may be exchanged for Class A shares of other Keystone America Funds and Class A shares of KLT;

    Class B shares may be exchanged for the same type of Class B shares of other Keystone America Funds and the same type of Class B shares of KLT; and

    Class C shares may be exchanged for Class C shares of other Keystone America Funds and Class C shares of KLT.

  The exchange of Class B shares and Class C shares will not be subject to a CDSC. However, if the shares being tendered for exchange are

  (1) Class A shares acquired without a front-end sales charge,

  (2) Class B shares that have been held for less than 72 months, or

  (3) Class C shares that have been held for less than one year,

and are still subject to a CDSC, such charge will carry over to the shares being acquired in the exchange transaction.

  You may exchange shares for another Keystone fund by calling or writing to EKSC or by using KARL. As noted above, if the shares being tendered for exchange are still subject to a CDSC, such charge will carry over to the shares being acquired in the exchange transaction. The Fund reserves the right to terminate this exchange offer or to change its terms, including the right to charge for exchanges.

  Orders to exchange a certain class of shares of the Fund for the corresponding class of shares of KLT will be executed by redeeming the shares of the Fund and purchasing the corresponding class of shares of KLT at the net asset value of such shares next determined after the proceeds from such redemption become available, which may be up to seven days after such redemption. In all other cases, orders for exchanges received by the Fund prior to 4:00 p.m. eastern time on any day the Fund is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after 4:00 p.m. eastern time on any business day will be executed at the respective net asset values determined at the close of the next business day.

  An excessive number of exchanges may be disadvantageous to the Fund. Therefore, the Fund, in addition to its right to reject any exchange, reserves the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares of the funds in a year or three in a calendar quarter.

  An exchange order must comply with the requirements for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange constitutes a sale for federal income tax purposes.

  The exchange privilege is available only in states where shares of the fund being acquired may legally be sold.

AUTOMATIC INVESTMENT PLAN
  With a Keystone Automatic Investment Plan, you can automatically transfer as little as $25 per month or $75 per quarter from your bank account or KLT to the Keystone fund of your choice. Your bank account will be debited for each transfer. You will receive confirmation with your next account statement.

  To establish or terminate an Automatic Investment Plan or to change the amount or schedule of your automatic investments, you may write to or call EKSC. Please include your account numbers. Termination may take up to 30 days.

RETIREMENT PLANS
  The Fund has various retirement plans available to you, including Individual Retirement Accounts (IRAs); Rollover IRAs; Simplified Employee Pension Plans
(SEPs); Salary Reduction Plans (SARSEPs); Tax Sheltered Annuity Plans; 403(b)
(7) Plans; 401(k) Plans; Keogh Plans; Corporate Profit-Sharing Plans; and Money Purchase Plans. For details, including fees and application forms, call toll free 1-800-247-4075 or write to EKSC.

SYSTEMATIC INCOME PLAN
  Under a Systematic Income Plan, if your account has a value of at least $10,000, you may arrange for regular monthly or quarterly fixed withdrawal payments. Each payment must be at least $75 and may be as much as 1.0% per month or 3.0% per quarter of the total net asset value of the Fund shares in your account when the Systematic Income Plan was opened. Fixed withdrawal payments are not subject to a CDSC. Excessive withdrawals may decrease or deplete the value of your account. Moreover, because of the effect of the applicable sales charge, a Class A investor should not make continuous purchases of the Fund's shares while participating in a Systematic Income Plan.

DOLLAR COST AVERAGING
  Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Keystone America Fund. This results in more shares being purchased when the selected fund's net asset value is relatively low and fewer shares being purchased when the fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.

  Prior to participating in dollar cost averaging, you must establish an account in a Keystone America Fund or a money market fund managed or advised by Keystone. You should designate on the application (1) the dollar amount of each monthly or quarterly investment you wish to make and (2) the fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.

  If you are a Class A investor and paid a sales charge on your initial purchase, the shares purchased will be eligible for Rights of Accumulation and the sales charge applicable to the purchase will be determined accordingly. In addition, the value of shares purchased will be included in the total amount required to fulfill a Letter of Intent. If a sales charge was not paid on the initial purchase, a sales charge will be imposed at the time of subsequent purchases, and the value of shares purchased will become eligible for Rights of Accumulation and Letters of Intent. See Exhibit A -- "Reduced Sales Charges" at the back of the prospectus.

TWO DIMENSIONAL INVESTING
  You may elect to have income and capital gains distributions from any class of Keystone America Fund shares you may own automatically invested to purchase the same class of shares of any other Keystone America Fund. You may select this service on your application and indicate the Keystone America Fund(s) into which distributions are to be invested. The value of shares purchased will be ineligible for Rights of Accumulation and Letters of Intent. See Exhibit A -- "Reduced Sales Charges" at the back of the prospectus.

OTHER SERVICES
  Under certain circumstances, you may, within 30 days after a redemption, reinstate your account in the same class of shares that you redeemed at current net asset value.

PERFORMANCE DATA
  From time to time the Fund may advertise "total return" and "current yield." ALL DATA IS BASED ON HISTORICAL RESULTS. PAST PERFORMANCE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF RESULTS FOR ANY FUTURE PERIOD OF TIME.

  Total return and current yield are computed separately for each class of shares of the Fund.

  Total return refers to average annual compounded rates of return over specified periods determined by comparing the initial amount invested in a particular class to the ending redeemable value of that amount. The resulting equation assumes reinvestment of all dividends and distributions and deduction of the maximum sales charge or applicable CDSC and all recurring charges, if any, applicable to all shareholder accounts. The exchange fee is not included in the calculation.

  Current yield quotations represent the yield on an investment for a stated 30-day period computed by dividing net investment income earned per share during the base period by the maximum offering price per share on the last day of the base period.

  The Portfolio may also include comparative performance data for each class of shares when advertising or marketing the Portfolio's shares, such as data from Lipper Analytical Services, Inc., Morningstar, Inc., Standard & Poor's Corporation, Ibbotson Associates or other industry publications.

FUND SHARES
  The Fund issues Class A, B, C and Y shares, which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that (1) expenses related to the distribution of each class of shares or other expenses that the Board of Trustees may designate as class expenses from time to time, are borne solely by the respective class; (2) each class of shares has exclusive voting rights with respect to its Distribution Plan, if any; (3) each class has different exchange privileges; and (4) each class generally has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Fund. Class Y shares bear no distribution or shareholder servicing expenses. Class Y shares are only available to (i) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by Evergreen Asset, (ii) certain institutional investors and (iii) investment advisory clients of CMG, Evergreen Asset or their affiliates. Shares may be exchanged as explained under "Shareholder Services," but will have no other preference, conversion, exchange or preemptive rights. Shares are redeemable, transferable and freely assignable as collateral. The Fund is authorized to issue additional series or classes of shares.

  Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of the Fund vote together except when required by law to vote separately by class. The Fund does not have annual meetings. The Fund will have special meetings, from time to time, as required under its Declaration of Trust and under the 1940 Act. As provided in the Fund's Declaration of Trust, shareholders have the right to remove Trustees by an affirmative vote of two-thirds of the outstanding shares. A special meeting of the shareholders will be held when holders of 10% of the outstanding shares request a meeting for the purpose of removing a Trustee. The Fund is prepared to assist shareholders in communications with one another for the purpose of convening such a meeting as prescribed by Section 16(c) of the 1940 Act.

  Under Massachusetts law, it is possible that a Fund shareholder may be held personally liable for the Fund's obligations. The Fund's Declaration of Trust provides, however, that shareholders shall not be subject to any personal liability for the Fund's obligations and provides indemnification from Fund assets for any shareholder held personally liable for the Fund's obligations. Disclaimers of such liability are included in each Fund agreement.

ADDITIONAL INFORMATION
  When the Fund determines from its records that more than one account in the Fund is registered in the name of a shareholder or shareholders having the same address, upon notice to those shareholders, the Fund intends, when an annual report or a semi-annual report of the Fund is required to be furnished, to mail one copy of such report to that address.

  Except as otherwise stated in this prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in this prospectus without shareholder approval, including the right to impose or change fees for services provided.

                      ADDITIONAL INVESTMENT INFORMATION

  The Portfolio may engage in the following investment practices to the extent described in the prospectus and the statement of additional information.

OBLIGATIONS OF FOREIGN BRANCHES OF UNITED STATES BANKS
  The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations also may be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Portfolio may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF UNITED STATES BRANCHES OF FOREIGN BANKS
  Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

TIME DEPOSITS
  The Portfolio may acquire time deposits or obligations issued by international agencies, such as the International Bank for Reconstruction and Development, the Asian Development Bank, or the Inter-American Bank. Additionally, the Portfolio may purchase certificates of deposit, bankers' acceptances, time deposits, or other similar obligations issued by foreign banks.

MASTER DEMAND NOTES
  Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Notes purchased by the Portfolio permit the Portfolio to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Portfolio may have maturities of more than one year, provided (1) the Portfolio is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and the borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, Keystone considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Portfolio will invest in them only if the issuer meets the criteria established for commercial paper.

REPURCHASE AGREEMENTS
  The Portfolio may enter into repurchase agreements; i.e., the Portfolio purchases a security subject to the Fund's obligation to resell and the seller's obligation to repurchase that security at an agreed upon price and date, such date usually being not more than seven days from the date of purchase. The resale price is based on the purchase price plus an agreed upon current market rate of interest that (for purposes of the transaction) is generally unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement imposes an obligation on the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. The value of the underlying security is at least equal to the amount of the agreed upon resale price and marked to market daily to cover such amount. The Portfolio may enter into such agreements only with respect to U.S. government and foreign government securities, which may be denominated in U.S. or foreign currencies. The Portfolio may enter into such repurchase agreements with foreign banks and securities dealers approved in advance by the Fund's Trustees. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. It does not presently appear possible to eliminate all risks involved in repurchase agreements. These risks include the possibility of an increase in the market value of the underlying securities or inability of the repurchaser to perform its obligation to repurchase coupled with an uncovered decline in the market value of the collateral, including the underlying securities, as well as delay and costs to the Portfolio in connection with enforcement or bankruptcy proceedings. Therefore, it is the policy of the Portfolio to enter into repurchase agreements only with large, well-capitalized banks that are members of the Federal Reserve System and with primary dealers in U.S. government securities (as designated by the Federal Reserve Board) whose creditworthiness has been reviewed and found satisfactory by the Portfolio's advisers.

REVERSE REPURCHASE AGREEMENTS
  Under a reverse repurchase agreement, the Portfolio would sell securities and agree to repurchase them at a mutually agreed upon date and price. The Portfolio intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the Portfolio's custodian containing liquid assets having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities which the Portfolio is obligated to repurchase may decline below the repurchase price.

FOREIGN SECURITIES
  The Portfolio may invest in securities principally traded in securities markets outside the United States. While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company, particularly emerging market country companies, than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, particularly with respect to companies in the formerly communist countries of Eastern Europe and the People's Republic of China, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments and currency blockage (which would prevent cash from being brought back to the United States).

"WHEN ISSUED" SECURITIES
  The Portfolio may also purchase and sell securities or currencies on a when issued and delayed delivery basis. When issued and delayed delivery transactions arise when securities or currencies are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. When the Portfolio engages in when issued and delayed delivery transactions, the Portfolio relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Portfolio missing the opportunity to obtain a price or yield considered to be advantageous. When issued and delayed delivery transactions may be expected to occur a month or more before delivery is due. No payment or delivery is made by the Fund, however, until it receives payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such commitments will be maintained until payment is made.

  When issued and delayed delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates and other market factors, both before and after delivery. The Portfolio does not accrue any income on such securities prior to their delivery. To the extent the Portfolio engages in when issued and delayed delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage.

DERIVATIVES
  The Portfolio may use derivatives in furtherance of its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

  Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either in place of more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. The Portfolio uses futures contracts and related options for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. Keystone is not an aggressive user of derivatives with respect to the Portfolio. However, the Portfolio may take positions in those derivatives that are within its investment policies if, in Keystone's judgment, this represents an effective response to current or anticipated market conditions. Keystone's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

  Derivatives may be (1) standardized, exchange-traded contracts or (2) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

  There are four principal types of derivative instruments -- options, futures, forwards and swaps -- from which virtually any type of derivative transaction can be created. Further information regarding options and futures is provided later in this section and is provided in the Portfolio's statement of additional information. The Portfolio does not presently engage in the use of swaps.

  While the judicious use of derivatives by experienced investment managers such as Keystone can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments.

  Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in the Portfolio.

* Market Risk -- This is the general risk attendant to all investments that the value of a particular investment will decline or otherwise change in a way detrimental to the Portfolio's interest.

* Management Risk -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio's portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

* Credit Risk -- This is the risk that a loss may be sustained by the Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

* Liquidity Risk -- Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

* Leverage Risk -- Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

* Other Risk -- Other risks in using derivatives include the risk of mispricing or improper valuation and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular, privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

OPTIONS TRANSACTIONS
  WRITING COVERED OPTIONS. The Portfolio may write (i.e., sell) covered call and put options. By writing a call option, the Portfolio becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, the Portfolio becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. The Portfolio also may write straddles (combinations of covered puts and calls on the same underlying security).

  The Portfolio may only write "covered" options. This means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Portfolio might own substantially similar U.S. Treasury bills. If the Portfolio has written options against all of its securities that are available for writing options, the Portfolio may be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. If this were to occur, higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs may result. The Portfolio does not expect, however, that this will occur.

  The Portfolio will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

  The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Portfolio receives a premium from writing a call or put option which it retains whether or not the option is exercised. By writing a call option, the Portfolio might lose the potential for gain on the underlying security while the option is open, and by writing a put option, the Portfolio might become obligated to purchase the underlying security for more than its current market price upon exercise.

  PURCHASING OPTIONS. The Portfolio may purchase put or call options for the purpose of offsetting previously written put or call options of the same series.

  If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

  An option position may be closed out only in a secondary market for an option of the same series. Although the Portfolio generally will write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options, no secondary market may exist. In such event it might not be possible to effect a closing transaction in a particular option.

  Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair the Portfolio's ability to use such options to achieve its investment objective.

  OPTIONS TRADING MARKETS. Options in which the Portfolio will trade are generally listed on national securities exchanges. Exchanges on which such options currently are traded, include the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Options on some securities may not be listed on any Exchange, but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions could fail to meet their obligations to the Portfolio. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on its use of options discussed herein, the Portfolio is subject to the investment restrictions described in this prospectus and the statement of additional information.

  The staff of the SEC is of the view that the premiums that the Portfolio pays for the purchase of unlisted options and the value of securities used to cover unlisted options written by the Portfolio are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Portfolio is in compliance with its fundamental investment restriction relating to illiquid securities.

FUTURES TRANSACTIONS
  The Portfolio may enter into currency and other financial futures contracts and write options on such contracts. The Portfolio intends to enter into such contracts and related options for hedging purposes. The Portfolio will enter into securities, currencies or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities or currencies is an agreement to buy or sell securities or currencies at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Portfolio does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which remains in effect until the contract is terminated.

  The Portfolio may sell or purchase currency and other financial futures contracts. When a futures contract is sold by the Portfolio, the value of the contract will tend to rise when the value of the underlying securities or currencies declines and to fall when the value of such securities or currencies increases. Thus, the Portfolio sells futures contracts in order to offset a possible decline in the value of its securities or currencies. If a futures contract is purchased by the Portfolio, the value of the contract will tend to rise when the value of the underlying securities or currencies increases and to fall when the value of such securities or currencies declines. The Portfolio intends to purchase futures contracts in order to fix what is believed by Keystone to be a favorable price and rate of return for securities or favorable exchange rate for currencies the Portfolio intends to purchase.

  The Portfolio also intends to purchase put and call options on currency and other financial futures contracts for hedging purposes. A put option purchased by the Portfolio would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Portfolio would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Portfolio to pay a premium. In exchange for the premium, the Portfolio becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Portfolio's loss will be limited to the amount of the premium and any transaction costs.

  The Portfolio may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Portfolio's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case, it would continue to bear market risk on the transaction.

  Although futures and options transactions are intended to enable the Portfolio to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates, exchange rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if Keystone correctly predicts interest or exchange rate movements, a hedge could be unsuccessful if changes in the value of the Portfolio's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Portfolio's futures and securities or currencies positions may be caused by differences between the futures and securities or currencies markets or by differences between the securities or currencies underlying the Portfolio's futures position and the securities or currencies held by or to be purchased for the Portfolio. In addition, futures contracts transactions involve the remote risk that a party participating in a transaction will not be able to fulfill its obligations and the amount of the obligation will exceed the ability of the clearing broker to satisfy. Keystone will attempt to minimize these risks through careful selection and monitoring of the Portfolio's futures and options positions.

  The Portfolio does not intend to use futures transactions for speculation or leverage. The Portfolio has the ability to write options on futures, but intends to write such options only to close out options purchased by the Portfolio. The Portfolio will not change these policies without supplementing the information in its prospectus and statement of additional information.

FOREIGN CURRENCY TRANSACTIONS
  As discussed above, the Portfolio may invest in securities of foreign issuers. When the Portfolio invests in foreign securities they usually will be denominated in foreign currencies, and the Portfolio temporarily may hold funds in foreign currencies. Thus, the value of Portfolio shares will be affected by changes in exchange rates.

  As one way of managing exchange rate risk, in addition to entering into currency futures contracts, the Portfolio may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Portfolio will deliver and receive when the contract is completed) is fixed when the Portfolio enters into the contract. The Portfolio usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Portfolio intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Portfolio expects a decrease in the value of the currency in which the foreign security is denominated. Although the Portfolio will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Portfolio's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The Portfolio may also purchase and sell options related to foreign currencies in connection with hedging strategies.

LOANS OF SECURITIES TO BROKER-DEALERS
  The Portfolio may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash, or securities of the U.S. government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times in value to at least the market value of the securities loaned. Such securities loans will not be made with respect to the Portfolio if, as a result, the aggregate of all outstanding securities loans exceeds 15% of the value of the Portfolio's total assets taken at their current value. The Portfolio continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of the cash loan collateral in U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Portfolio if, in the opinion of the Portfolio, a material event affecting the investment is to occur. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans may only be made, however, to borrowers deemed to be of good standing, under standards approved by the Board of Trustees, when the income to be earned from the loan justifies the attendant risks.

ZERO COUPON "STRIPPED" BONDS
  A zero coupon (interest) "stripped" bond represents ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. These bonds mature on the payment dates of the interest or principal which they represent. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

  In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individally against the issuer and are not required to act in concert with other holders of zero coupon bonds.

  For federal income tax purposes, a purchaser of principal zero coupon bonds or coupon zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and coupon zero coupon bonds representing interest in the coupon (interest) payments and the principal payments from the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market values at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

                                                                     EXHIBIT A

                            REDUCED SALES CHARGES

  Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of other Keystone America Funds. Only Class A shares subject to an initial or deferred sales charge are eligible for inclusion in reduced sales charge programs.

  For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or Letters of Intent, the term "Purchaser" includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501 (c)(3) or (13) of the Internal Revenue Code; a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code; or other organized groups of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

CONCURRENT PURCHASES
  For purposes of qualifying for a reduced sales charge, a Purchaser may combine concurrent direct purchases of Class A shares of two or more of the "Eligible Funds," as defined below. For example, if a Purchaser concurrently invested $75,000 in one of the other "Eligible Funds" and $75,000 in the Fund, the sales charge would be that applicable to a $150,000 purchase, i.e., 3.75% of the offering price, as indicated in the Sales Charge Schedule in the prospectus.

RIGHT OF ACCUMULATION
  In calculating the sales charge applicable to current purchases of the Fund's Class A shares, a Purchaser is entitled to accumulate current purchases with the current value of previously purchased Class A shares of the Fund and Class A shares of certain other eligible funds that are still held in (or exchanged for shares of and are still held in) the same or another eligible fund ("Eligible Fund(s)"). The Eligible Funds are the Keystone America Funds and Keystone Liquid Trust.

  For example, if a Purchaser held shares valued at $99,999 and purchased an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75% of the offering price as indicated in the Sales Charge schedule. EKSC must be notified at the time of purchase that the Purchaser is entitled to a reduced sales charge, which reduction will be granted subject to confirmation of the Purchaser's holdings. The Right of Accumulation may be modified or discontinued at any time.

LETTER OF INTENT
  A Purchaser may qualify for a reduced sales charge on a purchase of Class A shares of the Fund alone or in combination with purchases of Class A shares of any of the other Eligible Funds by completing the Letter of Intent section of the application. By so doing, the Purchaser agrees to invest within a thirteen-month period a specified amount which, if invested at one time, would qualify for a reduced sales charge. Each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified on the application, as described in this prospectus. The Letter of Intent does not obligate the Purchaser to purchase, nor the Fund to sell, the amount indicated.

  After the Letter of Intent is received by EKSC, each investment made will be entitled to the sales charge applicable to the level of investment indicated on the application. The Letter of Intent may be back-dated up to ninety days so that any investments made in any of the Eligible Funds during the preceding ninety-day period, valued at the Purchaser's cost, can be applied toward fulfillment of the Letter of Intent. However, there will be no refund of sales charges already paid during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount specified in the Letter of Intent. Income and capital gains distributions taken in additional shares will not apply toward completion of the Letter of Intent.

  If total purchases made pursuant to the Letter of Intent are less than the amount specified, the Purchaser will be required to remit an amount equal to the difference between the sales charge paid and the sales charge applicable to purchases actually made. Out of the initial purchase (or subsequent purchases, if necessary) 5% of the dollar amount specified on the application will be held in escrow by EKSC in the form of shares registered in the Purchaser's name. The escrowed shares will not be available for redemption, transfer or encumbrance by the Purchaser until the Letter of Intent is completed or the higher sales charge paid. All income and capital gains distributions on escrowed shares will be paid to the Purchaser or his order.

  When the minimum investment specified in the Letter of Intent is completed (either prior to or by the end of the thirteen-month period), the Purchaser will be notified and the escrowed shares will be released. If the intended investment is not completed, the Purchaser will be asked to remit to the Principal Underwriter any difference between the sales charge on the amount specified and on the amount actually attained. If the Purchaser does not within 20 days after written request by the Principal Underwriter or his dealer pay such difference in sales charge, EKSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by EKSC. Any redemptions made by the Purchaser during the thirteen-month period will be subtracted from the amount of the purchases for purposes of determining whether the Letter of Intent has been completed. In the event of a total redemption of the account prior to completion of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Purchaser.

  By signing the application, the Purchaser irrevocably constitutes and appoints EKSC his attorney to surrender for redemption any or all escrowed shares with full power of substitution.

  The Purchaser or his dealer must inform the Principal Underwriter or EKSC that a Letter of Intent is in effect each time a purchase is made.

                    ---------------------------------------
                                KEYSTONE AMERICA
                                   FUND FAMILY

                                       ()

                                Balanced Fund II
                      Capital Preservation and Income Fund
                           Government Securities Fund
                          Intermediate Term Bond Fund
                             Strategic Income Fund
                                World Bond Fund
                              Tax Free Income Fund
                            California Tax Free Fund
                             Florida Tax Free Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                             New York Tax Free Fund
                           Pennsylvania Tax Free Fund
                             Fund for Total Return
                            Global Opportunities Fund
                      Hartwell Emerging Growth Fund, Inc.
                                   Omega Fund
                              Fund of the Americas
                     Global Resources and Development Fund
                          Small Company Growth Fund II
                    ---------------------------------------

---------------------------------
       Evergreen Keystone
[logo]       FUNDS        [logo]
---------------------------------

Evergreen Keystone Distributor, Inc.
230 Park Avenue
New York, New York 10169

GOF-P Sup. 1/97
83M
540104                   [recycle logo]



                     ---------------------------------------
                                    KEYSTONE

                                [graphic omitted]

                                     GLOBAL
                                 OPPORTUNITIES
                                      FUND

                     ---------------------------------------




                       ---------------------------------
                               Evergreen Keystone
                       [logo]        FUNDS        [logo]
                       ---------------------------------

                                 PROSPECTUS AND
                                   APPLICATION

                       KEYSTONE GLOBAL OPPORTUNITIES FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 10, 1996
                        AS SUPPLEMENTARY JANUARY 1, 1997

     This statement of additional information pertains to all classes of shares of Keystone Global Opportunities Fund (the "Fund"). It is not a prospectus, but relates to, and should be read in conjunction with, either the prospectus offering Class A, B and C shares, dated December 10, 1996, as supplemented, or the separate prospectus offering Class Y shares, dated December 10, 1996, as supplemented. You may obtain a copy of either prospectus from the Fund's principal underwriter, Evergreen Keystone Distributor, Inc., or your broker-dealer. Evergreen Keystone Distributor, Inc. is located at 230 Park Avenue, New York, New York 10169.

------------------------------------------------------------------------------
                                TABLE OF CONTENTS
------------------------------------------------------------------------------

                                                                          Page
the Fund .................................................................   2
Investment Restrictions...................................................   2
Valuation of Securities...................................................   5
Brokerage.................................................................   6
Sales Charges.............................................................   7
Distribution Plans........................................................  10
Trustees and Officers.....................................................  13
Investment Adviser........................................................  16
Principal Underwriter.....................................................  18
Sub-administrator.........................................................  20
Declaration of Trust......................................................  20
Expenses .................................................................  21
Standardized Total Return and Yield Quotations............................  23
Additional Information....................................................  24
Financial Statements......................................................  26
Appendix ................................................................. A-1

------------------------------------------------------------------------------
                                    THE FUND
------------------------------------------------------------------------------

     The Fund is an open-end, diversified management investment company, commonly known as a mutual fund that is authorized to issue more than one series of shares. At this time, the Fund issues only one series of shares, the Global Opportunities Portfolio (the "Portfolio"). The Global Opportunities Portfolio seeks capital growth. The Fund was formed as a Massachusetts business trust on June 17, 1987.

     Keystone Investment Management Company ("Keystone") is the Portfolio's investment adviser. Keystone has retained the services of Credit Lyonnais International Asset Management, North America ("CLIAM"), to provide the Portfolio with sub-advisory services. Evergreen Keystone Distributor, Inc. (formerly Evergreen Funds Distributor, Inc.) ("EKD" or the "Principal Underwriter") is the Fund's principal underwriter. Evergreen Keystone Investment Services, Inc. (formerly Keystone Investment Distributors Company) ("EKIS") is the predecessor to the Principal Underwriter. See "Investment Adviser" and "Principal Underwriter" below.

     Certain information about the Fund is contained in its prospectuses. This statement of additional information provides additional information about the Fund that may be of interest to some investors.

------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
------------------------------------------------------------------------------

FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Portfolio has adopted the fundamental investment restrictions set forth below, which may not be changed without the vote of a majority of the Portfolio's outstanding shares (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). Unless otherwise stated, all references to Portfolio assets are in terms of current market value.

     The Portfolio may not do the following:

     (1) purchase any security of any issuer (other than any security issued or guaranteed as to principal or interest by the U.S., its agencies or instrumentalities) if as a result more than 5% of its total assets would be invested in securities of the issuer, except that up to 25% of its total assets may be invested without regard to this limit;

     (2) purchase securities on margin except that it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities;

     (3) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

     (4) borrow money, except that the Portfolio may borrow money from banks and/or enter into reverse repurchase agreements for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Portfolio's net assets provided that no additional investments shall be made at any time that outstanding borrowings (including amounts payable under reverse repurchase agreements) exceed 5% of the Portfolio's assets;

     (5) pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis, or collateral arrangement with respect to the writing of options on securities, are not deemed to be a pledge of assets;

     (6) issue senior securities; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be the issuance of a senior security;

     (7) make loans, except that the Portfolio may purchase or hold debt securities, including nonpublicly offered debt securities and convertible debt securities, consistent with its investment objective, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers, and enter into repurchase agreements;

     (8) purchase any security of any issuer if as a result more than 25% of its total assets would be invested in a single industry; except that (a) there is no restriction with respect to U.S. government securities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) the industry classification of utilities will be determined according to their services (for example, gas, gas transmission, electric, and telephone will each be considered a separate industry) and (d) the industry classification of medically related industries will be determined according to their services (for example, management, hospital supply, medical equipment and pharmaceuticals will each be considered a separate industry);

     (9) invest more than 5% of its total assets in securities of any company having a record, together with its predecessors, of less than three years of continuous operation;

     (10) purchase securities of other investment companies, except as part of a merger, consolidation, purchase of assets or similar transaction;

     (11) purchase or sell commodities or commodity contracts or real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate, and it may engage in currency and other financial futures contracts and related options transactions;

     (12) underwrite securities of other issuers, except that the Portfolio may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objectives;

     (13) purchase any security (other than U.S. government securities) of any issuer if as a result the Portfolio would hold more than 10% of the voting securities of the issuer; and

     (14) purchase any security for the purpose of control or management.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     Additional restrictions adopted by the Fund, which may be changed by the Board of Trustees, provide that the Portfolio may not purchase or retain securities of an issuer if, to the knowledge of the Fund, any officer, Trustee or Director of the Fund or Keystone, each owning beneficially more than one-half of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer, or such persons or management personnel of the Fund or Keystone have a substantial beneficial interest in the securities of such issuer. Portfolio securities of the Portfolio may not be purchased from or sold or loaned to Keystone or any affiliate thereof or any of their Directors, officers or employees; and the Portfolio may not purchase or sell interests in oil, gas or other mineral exploration or development objectives and policies, purchase publicly traded securities of companies engaging in such activities.

     If a percentage limit is satisfied at the time of investment or borrowing, a later increase or decrease resulting from a change in asset value is not a violation of the limit.

     So long as the Fund's Class A shares are registered for sale in Japan and Japanese authorities require, the Fund will operate in accordance with certain additional non-fundamental investment restrictions, which may be changed by the Board of Trustees, including the following: The Fund may not (1) borrow money, except that the Fund may borrow money from banks and/or enter into reverse repurchase agreements for temporary or emergency purposes in aggregate amounts up to 10% of the value of the Fund's net assets; (2) invest in the stock of any one issuer if the value of the holdings of the Fund in the equity securities of such issuer exceeds 10% of the net asset value of the Fund (except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities); and (3) purchase any securities (other than U.S. governmental securities) of any issuer if as a result the Fund would hold more than 10% of the stock of the issuer. The Fund may not purchase securities of any issuer if, as a result, the Fund, together with other portfolios (if any) of the Fund, would own more than 15% of the stock of such issuer.

------------------------------------------------------------------------------
                             DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

     The Fund will make distributions from net investment income and net realized capital gains, if any, annually in shares or, at the option of the shareholder, in cash. Shareholders who have not opted, prior to the record date for any distribution, to receive cash will receive a number of such shares determined on the basis of the amount of the distribution and the Portfolio's net asset value per share per class computed at the end of the ex-dividend date after adjustment for the distribution. Net asset value is used in computing the number of shares in both gains and income distribution reinvestments. Account statements and/or checks as appropriate will be mailed to shareholders within seven days after the Portfolio pays the distribution. Unless the Portfolio receives instructions to the contrary from a shareholder before the record date, it will assume that the shareholder wishes to receive that distribution and future capital gains and income distributions in shares. Instructions continue in effect until changed in writing.

     Distributed long-term capital gains are taxable as such to the shareholder, regardless of how long the shareholder has held Portfolio shares. If such shares are held less than six months and redeemed at a loss, however, the shareholder will recognize a long-term capital loss on such shares to the extent of the long-term capital gain distribution received in connection with such shares. If the net asset value of the Portfolio's shares is reduced below a shareholder's cost by a capital gains distribution, such distribution, to the extent of the reduction, would be a return of investment, though taxable as stated above. Since distributions of capital gains depend upon profits actually realized from the sale of securities by the Portfolio, they may or may not occur. The foregoing comments relating to the taxation of dividends and distributions paid on the Portfolio's shares relate solely to federal income taxation. Such dividends and distributions may also be subject to state and local taxes.

     When the Portfolio makes a distribution, it intends to distribute only the Portfolio's net capital gains and such income as has been predetermined, to the best of the Fund's ability, to be taxable as ordinary income. Shareholders of the Portfolio will be advised annually of the federal income tax status of distributions.

     If more than 50% of the value of the Portfolio's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Portfolio elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both actual dividends and the amount the Portfolio advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Portfolio's investments. The shareholder will be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the above described tax credit and deductions are subject to certain limitations.

------------------------------------------------------------------------------
                             VALUATION OF SECURITIES
------------------------------------------------------------------------------

     Current values for the Portfolio's securities are determined as follows:

     (1) securities that are traded on a national securities exchange or the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or NMS prior to the time of the valuation, provided that a sale has occurred and that this price reflects current market value according to procedures established by the Board of Trustees;

     (2) securities traded in the over-the-counter market, other than on NMS, for which market quotations are readily available, are valued at the mean of the bid and asked prices at the time of valuation;

     (3) short-term investments that are purchased with maturities of sixty days or less (including all master demand notes) are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market;

     (4) short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market;

     (5) short-term investments having maturities of more than sixty days for which market quotations are readily available, are valued at current market value; where market quotations are not available, such investments are valued at fair value as determined by the Fund's Board of Trustees; and

     (6) the following securities are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees: (a) securities, including restricted securities, for which complete quotations are not readily available; (b) listed securities or those on NMS if, in the Portfolio's opinion, the last sales price does not reflect a current market value or if no sale occurred; and (c) other assets.

     Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Fund's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities and various relationships between securities and yield to maturity in determining value.

------------------------------------------------------------------------------
                                    BROKERAGE
------------------------------------------------------------------------------

SELECTION OF BROKERS

     In effecting transactions in portfolio securities for the Portfolio, Keystone seeks the best execution of orders at the most favorable prices. Keystone determines whether a broker has provided the Portfolio with best execution and price in the execution of a securities transaction by evaluating, among other things:

     1. overall direct net economic result to the Portfolio;

     2. the efficiency with which the transaction is effected;

     3. the broker's ability to effect the transaction where a large block is involved;

     4. the broker's readiness to execute potentially difficult transactions in the future;

     5. the financial strength and stability of the broker; and

     6. the receipt of research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information.

     The Portfolio's management weighs these considerations in determining the overall reasonableness of the brokerage commissions paid.

     Should the Portfolio or Keystone receive research and other statistical and factual information from a broker, the Portfolio would consider such services to be in addition to, and not in lieu of, the services Keystone is required to perform under the Advisory Agreement (as defined below). Keystone believes that the cost, value and specific application of such information are indeterminable and cannot be practically allocated between the Portfolio and its other clients who may indirectly benefit from the availability of such information. Similarly, the Portfolio may indirectly benefit from information made available as a result of transactions effected for Keystone's other clients. Under the Advisory Agreement, Keystone is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone follows such a practice, it will do so on a basis that is fair and equitable to the Portfolio.

     Neither the Portfolio nor Keystone intends on placing securities transactions with any particular broker. The Fund's Board of Trustees has determined, however, that the Portfolio may consider sales of Portfolio shares as a factor in the selection of brokers to execute portfolio transactions, subject to the requirements of best execution described above.

BROKERAGE COMMISSIONS

     The Fund expects that purchases and sales of securities will be effected through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers, unless more favorable prices are otherwise obtainable.

GENERAL BROKERAGE POLICIES

     In order to take advantage of the availability of lower purchase prices, the Portfolio may participate, if and when practicable, in group bidding for the direct purchase from an issuer of certain securities.

     Keystone makes investment decisions for the Portfolio independently from those of its other clients. It may frequently develop, however, that Keystone will make the same investment decision for more than one client. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more of its clients are engaged in the purchase or sale of the same security, Keystone will allocate the transactions according to a formula that is equitable to each of its clients. Although, in some cases, this system could have a detrimental effect on the price or volume of the Portfolio's securities, the Portfolio believes that in other cases its ability to participate in volume transactions will produce better executions.

     The Portfolio does not purchase portfolio securities from or sell portfolio securities to Keystone, the Principal Underwriter, or any of their affiliated persons, as defined in the 1940 Act.

     The Board of Trustees will, from time to time, review the Fund's brokerage policy. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the Board of Trustees may change, modify or eliminate any of the foregoing practices.

------------------------------------------------------------------------------
                                  SALES CHARGES
------------------------------------------------------------------------------

     The Portfolio offers four classes of shares that differ primarily with respect to sales charges and distribution fees. As described below, depending upon the class of shares that you purchase, the Portfolio will impose a sales charge when you purchase Portfolio shares, a contingent deferred sales charge (a "CDSC") when you redeem Portfolio shares or no sales charges at all. The Portfolio charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plans"). If imposed, the Portfolio deducts CDSCs from the redemption proceeds you would otherwise receive. CDSCs attributable to your shares are, to the extent permitted by the National Association of Securities Dealers, Inc. ("NASD"), paid to the Principal Underwriter or its predecessor. See the prospectus for additional information on a particular class.

CLASS DISTINCTIONS

Class A Shares
     With certain exceptions, when you purchase Class A shares after January 1, 1997, you will pay a maximum sales charge of 4.75%, payable at the time of purchase. (The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases.) If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Portfolio will charge a CDSC of 1.00% if you redeem during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.

Class B Shares
     The Portfolio offers Class B shares at net asset value (without an initial sales charge). With respect to Class B shares purchased after January 1, 1997, the Portfolio charges a CDSC on shares redeemed as follows:

    Redemption Timing                                                 CDSC Rate
    -----------------                                                 ---------
    Month of purchase and the first twelve-month
         period following the month of purchase.........................  5.00%
    Second twelve-month
         period following the month of purchase.........................  4.00%
    Third twelve-month
         period following the month of purchase.........................  3.00%
    Fourth twelve-month
         period following the month of purchase.........................  3.00%
    Fifth twelve-month
         period following the month of purchase.........................  2.00%
    Sixth twelve-month
         period following the month of purchase.........................  1.00%
    Thereafter..........................................................  0.00%

     Class B shares purchased after January 1, 1997, that have been outstanding for seven years after the month of purchase, will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Keystone Service Company (formerly Keystone Investor Resource Center, Inc.) ("EKSC") the Portfolio's transfer and dividend disbursing agent.)

Class C Shares
     Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Underwriter. The Portfolio offers Class C shares at net asset value (without an initial sales charge). With certain exceptions, however, the Portfolio will charge a CDSC of 1.00%, if you redeem shares purchased after January 1, 1997, during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.

Class Y Shares
     Class Y shares are not offered to the general public and are available only to (i) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by Evergreen Asset Management Corp. ("Evergreen Asset"), (ii) certain institutional investors and (iii) investment advisory clients of Capital Management Group of First Union National Bank of North Carolina ("FUNB"), Evergreen Asset or their affiliates. Class Y shares are offered at net asset value without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

CALCULATION OF CONTINGENT DEFERRED SALES CHARGE

     Any CDSC imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net cost of such shares. Upon request for redemption, the Portfolio will redeem shares not subject to the CDSC first. Thereafter, the Portfolio will redeem shares held the longest first.

SHARES THAT ARE NOT SUBJECT TO A SALES CHARGE OR CDSC

Exchanges
     The Portfolio does not charge a CDSC when you exchange your shares for the shares of the same class of another Keystone America Fund. However, if you are exchanging shares that are still subject to a CDSC, the CDSC will carry over to the shares you acquire by the exchange. Moreover, the Portfolio will compute any future CDSC based upon the date you originally purchased the shares you tendered for exchange.

Waiver of Sales Charges
     Purchases of the Portfolio's Class A shares made after January 1, 1997, (i) in the amount of $1 million or more; (ii) by a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan"); or (iii) by (a) institutional investors, which may include bank trust departments and registered investment advisers; (b) investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Portfolio by the broker-dealer; and (e) employees of FUNB and its affiliates, EKD and any broker-dealer with whom EKD has entered into an agreement to sell shares of the Portfolio, and members of the immediate families of such employees, will be at net asset value without the imposition of a front-end sales charge. Certain broker-dealers or other financial institutions may impose a fee on transactions in shares of the Portfolios.

     Shares of the Portfolio may also be sold, to the extent permitted by applicable law, regulations, interpretations, or exemptions, at net asset value without the imposition of an initial sales charge to (1) certain Directors, Trustees, officers, full-time employees or sales representatives of the Fund, Keystone, the Principal Underwriter, and certain of their affiliates who have been such for not less than ninety days, and to members of the immediate families of such persons; (2) a pension and profit-sharing plan established by such companies, their subsidiaries and affiliates, for the benefit of their Directors, Trustees, officers, full-time employees, and sales representatives; or (3) a registered representative of a firm with a dealer agreement with the Principal Underwriter; provided, however, that all such sales are made upon the written assurance that the purchase is made for investment purposes and that the securities will not be resold except through redemption by the Portfolio.

     No initial sales charge or CDSC is imposed on purchases or redemptions of shares of the Portfolio by a bank or trust company in a single account in the name of such bank or trust company as trustee, if the initial investment in shares of the Portfolio or any fund in the Keystone Investments Family of Funds, purchased pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1.00% of the amount invested.

     With respect to Class C shares purchased by a Qualifying Plan, no CDSC will be imposed on any redemptions made specifically by an individual participant in the Qualifying Plan. This waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets.

     In addition, no CDSC is imposed on a redemption of shares of the Portfolio in the event of (1) death or disability of the shareholder; (2) a lump-sum distribution from a benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of an account having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under a Systematic Income Plan of up to 1.0% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

------------------------------------------------------------------------------
                               DISTRIBUTION PLANS
------------------------------------------------------------------------------

     Rule 12b-1 under the 1940 Act permits investment companies, such as the Fund, to use their assets to bear expenses of distributing their shares if they comply with various conditions, including adoption of a distribution plan containing certain provisions set forth in Rule 12b-1 (a "Distribution Plan").

     The Portfolio's Class A, B, and C Distribution Plans have been approved by the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the Distribution Plans or any agreement related thereto (the "Independent Trustees"). The Portfolio's Class Y shares have not adopted a Distribution Plan and incur no Distribution Plan expenses.

     The NASD limits the amount that the Portfolio may pay annually in distribution costs for sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1.00% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Portfolio may pay for such distribution costs to 6.25% of gross share sales since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amounts (less any CDSCs paid by shareholders to the Principal Underwriter) remaining unpaid from time to time.

CLASS A DISTRIBUTION PLAN

     The Class A Distribution Plan provides that the Portfolio may expend daily amounts at an annual rate, which is currently limited to 0.25% of the Portfolio's average daily net asset value attributable to Class A shares, to finance any activity that is primarily intended to result in the sale of Class A shares, including, without limitation, expenditures consisting of payments to the Principal Underwriter of the Portfolio to enable the Principal Underwriter to pay or to have paid to others who sell Class A shares a service or other fee, at any such intervals as the Principal Underwriter may determine, in respect of Class A shares maintained by any such recipient and outstanding on the books of the Portfolio for specified periods.

     Amounts paid by the Portfolio under the Class A Distribution Plan are currently used to pay others, such as broker-dealers, service fees at an annual rate of up to 0.25% of the average net asset value of Class A shares maintained by such others and outstanding on the books of the Portfolio for specified periods.

CLASS B DISTRIBUTION PLANS

     The Class B Distribution Plans provide that the Portfolio may expend daily amounts at an annual rate of up to 1.00% of the Portfolio's average daily net asset value attributable to Class B shares to finance any activity that is primarily intended to result in the sale of Class B shares, including, without limitation, expenditures consisting of payments to the Principal Underwriter and/or its predecessor. Payments are made to the Principal Underwriter (1) to enable the Principal Underwriter to pay to others (broker-dealers) commissions in respect of Class B shares sold since inception of a Distribution Plan; (2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class B shares maintained by any such recipient and outstanding on the books of the Portfolio for specified periods; and (3) as interest.

     The Principal Underwriter generally reallows to broker-dealers or others a commission equal to 4.00% of the price paid for each Class B share sold. The broker-dealer or other party may also receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B share maintained by the recipient and outstanding on the books of the Portfolio for specified periods.

     The Principal Underwriter intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plans that exceed current annual payments permitted to be received by the Principal Underwriter from the Portfolio ("Advances"). The Principal Underwriter intends to seek full reimbursement of such Advances from the Portfolio (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Portfolio would be within the permitted limits. If the Fund's Independent Trustees authorize such reimbursements of Advances, the effect would be to extend the period of time during which the Portfolio incurs the maximum amount of costs allowed by the Class B Distribution Plans.

     In connection with financing its distribution costs, including commission advances to broker-dealers and others, EKIS, the predecessor to the Principal Underwriter sold to a financial institution substantially all of its 12b-1 fee collection rights and CDSC collection rights in respect of Class B shares sold during the period beginning approximately June 1, 1995 through November 30, 1996. The Fund has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plans, the Portfolio may be subject to adverse distribution consequences.

     The financing of payments made by the Principal Underwriter to compensate broker-dealers or other persons for distributing shares of the Portfolio will be provided by FUNB or its affiliates.

CLASS C DISTRIBUTION PLAN

     The Class C Distribution Plan provides that the Portfolio may expend daily amounts at an annual rate of up to 1.00% of the Portfolio's average daily net asset value attributable to Class C shares to finance any activity that is primarily intended to result in the sale of Class C shares, including, without limitation, expenditures consisting of payments to the Principal Underwriter and/or its predecessor. Payments are made to the Principal Underwriter (1) to enable the Principal Underwriter to pay to others (broker-dealers) commissions in respect of Class C shares sold since inception of the Distribution Plan; (2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class C shares maintained by any such recipient and outstanding on the books of the Portfolio for specified periods; and (3) as interest.

     The Principal Underwriter generally reallows to broker-dealers or others a commission in the amount of 0.75% of the price paid for each Class C share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold. Beginning approximately fifteen months after purchase, broker-dealers or others receive a commission at an annual rate of 0.75% (subject to NASD rules) plus service fees at the annual rate of 0.25%, respectively, of the average daily net asset value of each Class C share maintained by the recipient and outstanding on the books of the Portfolio for specified periods.

DISTRIBUTION PLANS - GENERAL

     The total amounts paid by the Portfolio under the foregoing arrangements may not exceed the maximum Distribution Plan limits specified above. The amounts and purposes of expenditures under a Distribution Plan must be reported to the Independent Trustees quarterly. The Independent Trustees may require or approve changes in the implementation or operation of a Distribution Plan, and may also require that total expenditures by the Portfolio under a Distribution Plan be kept within limits lower than the maximum amount permitted by such Distribution Plan as stated above.

     Each of the Distribution Plans may be terminated at any time by a vote of the Independent Trustees, or by vote of a majority of the outstanding voting shares of the respective class of Portfolio shares. If the Class B Distribution Plan is terminated, the Principal Underwriter and EKIS will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such Advances.

     Any change in a Distribution Plan that would materially increase the distribution expenses of the Portfolio provided for in a Distribution Plan requires shareholder approval. Otherwise, a Distribution Plan may be amended by votes of the majority of both (1) the Fund's Trustees and (2) the Independent Trustees cast in person at a meeting called for the purpose of voting on each amendment.

     While a Distribution Plan is in effect, the Fund will be required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

     The Independent Trustees of the Fund have determined that the sales of the Portfolio's shares resulting from payments under the Distribution Plans have benefited the Portfolio.

------------------------------------------------------------------------------
                              TRUSTEES AND OFFICERS

------------------------------------------------------------------------------

     The Trustees and officers of the Fund, their principal occupations and some of their affiliations over the last five years are as follows:

FREDERICK AMLING:        Trustee of the Fund; Trustee or Director of all other
                         funds in the Key stone Investments Families of Funds;
                         Professor, Finance Department, George Washington
                         University; President, Amling & Company (invest ment advice); and former Member, Board of Advisers, Credito
                         Emilano (banking).

LAURENCE B. ASHKIN:      Trustee of the Fund; Trustee or Director of all other
                         funds in the Key stone Investments Families of Funds;
                         Trustee of all the Evergreen funds other than Evergreen
                         Investment Trust; real estate developer and construction consultant; and President of Centrum
                         Equities and Centrum Properties, Inc.

CHARLES A. AUSTIN III:   Trustee of the Fund; Trustee or Director of all other
                         funds in the Key stone Investments Families of Funds;
                         Investment Counselor to Appleton Partners, Inc.; and former Managing Director, Seaward Management
                         Corporation (investment advice).

FOSTER BAM:              Trustee of the Fund; Trustee or Director of all other
                         funds in the Key stone Investments Families of Funds;
                         Trustee of all the Evergreen funds other than Evergreen
                         Investment Trust; Partner in the law firm of Cummings &
                         Lockwood; Director, Symmetrix, Inc. (sulphur company) and Pet Practice, Inc. (veterinary services); and former Director, Chartwell Group Ltd. (Manufacturer of office furnishings and accessories), Waste Disposal
                         Equipment Acquisition Corporation and Rehabilitation
                         Corporation of America (rehabilitation hospitals).

*GEORGE S. BISSELL:      Chairman of the Board, Chief Executive Officer and
                         Trustee of the Fund; Chairman of the Board, Chief
                         Executive Officer and Trustee or Director of all other funds in the Keystone Investments Families of Funds;
                         Chairman of the Board and Trustee of Anatolia College;
                         Trustee of University Hospital (and Chairman of its
                         Investment Committee); former Director and Chairman of the Board of Hartwell Keystone; and former Chairman of the Board, Director and Chief Executive Officer of
                         Keystone Investments.

EDWIN D. CAMPBELL:       Trustee of the Fund; Trustee or Director of all other
                         funds in the Key stone Investments Families of Funds;
                         Principal, Padanaram Associates, Inc.; and former
                         Executive Director, Coalition of Essential Schools,
                         Brown University.

CHARLES F. CHAPIN:       Trustee of the Fund; Trustee or Director of all other
                         funds in the Key stone Investments Families of Funds;
                         and former Director, Peoples Bank (Charlotte, NC).

K. DUN GIFFORD:          Trustee of the Fund; Trustee or Director of all other
                         funds in the Key stone Investments Families of Funds;
                         Trustee, Treasurer and Chairman of the Finance
                         Committee, Cambridge College; Chairman Emeritus and
                         Director, American Institute of Food and Wine; Chairman and President, Oldways Preservation and Exchange Trust
                         (education); former Chairman of the Board, Director, and Executive Vice President, The London Harness
                         Company; former Managing Partner, Roscommon Capital
                         Corp.; former Chief Executive Officer, Gifford Gifts of
                         Fine Foods; former Chairman, Gifford, Drescher &
                         Associates (environmental consulting); and former
                         Director, Keystone Investments and Keystone.

JAMES S. HOWELL:         Trustee of the Fund; Trustee or Director of all other
                         funds in the Key stone Investments Families of Funds;
                         Chairman and Trustee of the Evergreen funds; former
                         Chairman of the Distribution Foundation for the Carolinas; and former Vice President of Lance Inc.
                         (food manufacturing).

LEROY KEITH, JR.:        Trustee of the Fund; Trustee or Director of all other
                         funds in the Key stone Investments Families of Funds;
                         Chairman of the Board and Chief Executive Officer,
                         Carson Products Company; Director of Phoenix Total
                         Return Fund and Equifax, Inc.; Trustee of Phoenix
                         Series Fund, Phoenix Multi-Portfolio Fund, and The
                         Phoenix Big Edge Series Fund; and former President,
                         Morehouse College.

F. RAY KEYSER, JR.:      Trustee of the Fund; Trustee or Director of all other
                         funds in the Key stone Investments Families of Funds;
                         Chairman and Of Counsel, Keyser, Crowley & Meub, P.C.;
                         Member, Governor's (VT) Council of Eco nomic Advisers;
                         Chairman of the Board and Director, Central Vermont
                         Public Service Corporation and Lahey Hitchcock Clinic;
                         Director, Vermont Yankee Nuclear Power Corporation,
                         Grand Trunk Corporation, Grand Trunk Western Railroad,
                         Union Mutual Fire Insurance Company, New England
                         Guaranty Insurance Company, Inc., and the Investment
                         Company Institute; former Director and President,
                         Associated Industries of Vermont; former Director of
                         Keystone, Central Vermont Railway, Inc., S.K.I. Ltd., and Arrow Financial Corp.; and former Director and Chairman of the Board, Proctor Bank and Green Mountain
                         Bank.

GERALD M. MCDONELL:      Trustee of the Fund; Trustee or Director of all other
                         funds in the Key stone Investments Families of Funds;
                         Trustee of the Evergreen funds; and Sales
                         Representative with Nucor-Yamoto, Inc. (Steel producer).

THOMAS L. MCVERRY:       Trustee of the Fund; Trustee or Director of all other
                         funds in the Key stone Investments Families of Funds;
                         Trustee of the Evergreen funds; former Vice President and Director of Rexham Corporation; and former Director of Carolina Cooperative Federal Credit Union.

*WILLIAM WALT PETTIT:    Trustee of the Fund; Trustee or Director of all other
                         funds in the Key stone Investments Families of Funds;
                         Trustee of the Evergreen funds; and Partner in the law firm of Holcomb and Pettit, P.A.

DAVID M. RICHARDSON:     Trustee of the Fund; Trustee or Director of all other
                         funds in the Key stone Investments Families of Funds;
                         Vice Chair and former Executive Vice President, DHR
                         International, Inc. (executive recruitment); former
                         Senior Vice President, Boyden International Inc.
                         (executive recruit ment); and Director, Commerce and Industry Association of New Jersey, 411 International,
                         Inc., and J&M Cumming Paper Co.

RUSSELL A.
SALTON, III MD:          Trustee of the Fund; Trustee or Director of all other
                         funds in the Key stone Investments Families of Funds;
                         Trustee of the Evergreen funds; Medical Director, U.S.
                         Health Care/Aetna Health Services; and former Managed
                         Health Care Consultant; former President, Primary
                         Physician Care.

MICHAEL S. SCOFIELD:     Trustee of the Fund; Trustee or Director of all other
                         funds in the Key stone Investments Families of Funds;
                         Trustee of the Evergreen funds; and Attorney, Law
                         Offices of Michael S. Scofield.

RICHARD J. SHIMA:        Trustee of the Fund; Trustee or Director of all other
                         funds in the Key stone Investments Families of Funds;
                         Chairman, Environmental Warranty, Inc. (Insurance agency); Executive Consultant, Drake Beam Morin, Inc.
                         (executive outplacement); Director of Connecticut
                         Natural Gas Corporation, Hartford Hospital, Old State
                         House Association, Middlesex Mutual Assurance Company, and Enhance Financial Services, Inc.; Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Greater
                         Hartford YMCA; former Director, Vice Chairman and Chief
                         Investment Officer, The Travelers Corporation; former
                         Trustee, Kingswood-Oxford School; and former Managing
                         Director and Consultant, Russell Miller, Inc.

*ANDREW J. SIMONS:       Trustee of the Fund; Trustee or Director of all other
                         funds in the Key stone Investments Families of Funds;
                         Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky &
                         Armentano, P.C.; Adjunct Professor of Law and former
                         Associate Dean, St. John's University School of Law;
                         Adjunct Professor of Law, Touro College School of Law;
                         and former President, Nassau County Bar Association.

JOHN J. PILEGGI:         President and Treasurer of the Fund; President and
                         Treasurer of all other funds in the Keystone
                         Investments Families of Funds; President and Treasurer of the Evergreen funds; Senior Managing Director,
                         Furman Selz LLC since 1992; Managing Director from 1984 to 1992; 230 Park Avenue, Suite 910, New York, NY.

GEORGE O. MARTINEZ:      Secretary of the Fund; Secretary of all other funds in
                         the Keystone Investments Families of Funds; Senior Vice
                         President and Director of Administration and Regulatory
                         Services, BISYS Fund Services; 3435 Stelzer Road,
                         Columbus, Ohio.

* This Trustee may be considered an "interested person" of the Fund within the meaning of the 1940 Act.

     Mr. Bissell is deemed an "interested person" of the Fund by virtue of his ownership of stock of First Union Corporation ("First Union"), of which Keystone is an indirect wholly-owned subsidiary. See "Investment Adviser." Mr. Pettit and Mr. Simons may each be deemed an "interested person" as a result of certain legal services rendered to a subsidiary of First Union by their respective law firms, Holcomb and Pettit, P.A. and Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C. As of the date hereof, Mr. Pettit and Mr. Simons are each applying for an exemption from the SEC which would allow them to retain their status as an Independent Trustee.

     After the transfer of EKD and its related mutual fund distribution and administration business to BISYS, it is expected that all of the officers of the Fund will be officers and/or employees of BISYS. See "Sub-administrator."

     During the fiscal year ended September 30, 1996, no Trustee affiliated with Keystone or any officer received any direct remuneration from the Fund. During the same period, the unaffiliated Trustees received $30,601 in retainers and fees. Annual retainers and meeting fees paid by all funds in the Keystone Investments Families of Funds (which includes more than thirty mutual funds) for the calendar year ended December 31, 1995 totaled approximately $450,716. As of November 30, 1996, the Trustees and officers beneficially owned less than 1% of the Portfolio's then outstanding Class A, Class B and Class C shares, respectively.

     Except as set forth above, the address of all of the Fund's Trustees and officers and the address of the Fund is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

------------------------------------------------------------------------------
                               INVESTMENT ADVISER
------------------------------------------------------------------------------

INVESTMENT ADVISER

     Subject to the general supervision of the Fund's Board of Trustees, Keystone, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, provides investment advice, management and administrative services to the Fund. Keystone, organized in 1932, is a wholly-owned subsidiary of Keystone Investments, 200 Berkeley Street, Boston, Massachusetts 02116-5034.

     On December 11, 1996, the predecessor corporation to Keystone Investments and indirectly each subsidiary of Keystone Investments, including Keystone, were acquired (the "Acquisition") by FUNB, a wholly-owned subsidiary of First Union Corporation ("First Union"). The predecessor corporation to Keystone Investments was acquired by FUNB by merger into a wholly-owned subsidiary of FUNB, which entity then succeeded to the business of the predecessor corporation. Contemporaneously with the Acquisition, the Portfolio entered into a new investment advisory agreement with Keystone and into a principal underwriting agreement with EKD, a wholly-owned subsidiary of Furman Selz LLC ("Furman Selz"). The new investment advisory agreement (the "Advisory Agreement") was approved by the shareholders of the Portfolio on December 9, 1996, and became effective on December 11, 1996.

     Keystone Investments and each of its subsidiaries, including Keystone, are now indirectly owned by First Union. First Union is headquartered in Charlotte, North Carolina, and had $133.9 billion in consolidated assets as of September 30, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. The Capital Management Group of FUNB, together with Lieber & Company and Evergreen Asset Management Corp., wholly-owned subsidiaries of FUNB, manage or otherwise oversee the investment of over $50 billion in assets belonging to a wide range of clients, including the Evergreen Family of Funds.

     Pursuant to the Advisory Agreement and subject to the supervision of the Fund's Board of Trustees, Keystone furnishes to the Portfolio investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Portfolio's assets. Keystone pays for all of the expenses incurred in connection with the provision of its services.

     The Portfolio pays for all charges and expenses, other than those specifically referred to as being borne by Keystone, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) costs and expenses under the Distribution Plan; (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Portfolio and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Portfolio; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees of the Fund on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and all extraordinary charges and expenses of the Fund.

     The Portfolio pays Keystone a fee for its services at the annual rate of:


                                                         Aggregate Net Asset
Management                                               Value of the Shares
Fee                                                              of the Fund
----------------------------------------------------------------------------
1.00% of the first                                      $  200,000,000, plus
0.95% of the next                                       $  200,000,000, plus
0.85% of the next                                       $  200,000,000, plus
0.75% of amounts over                                   $  600,000,000;

Keystone's fee is computed as of the close of business each business day and payable daily.

     Under the Advisory Agreement, any liability of Keystone in connection with rendering services thereunder is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

     The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Fund or by a vote of a majority of the Portfolio's outstanding shares (as defined in the 1940 Act). In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

     The fee charged to the Fund is higher than that charged to most other investment companies. The fee is comparable, however, to fees charged to other global and international funds, which, together with the Fund, are subject to the higher costs involved in managing a portfolio of predominantly international securities.

SUB-ADVISER

     Pursuant to the Advisory Agreement, Keystone has entered into a Sub-advisory Agreement with CLIAM (the "Sub-advisory Agreement") under which Keystone has delegated certain of its investment advisory services to CLIAM. Pursuant to the Sub-advisory Agreement, CLIAM will, subject to the supervision of the Fund's Board of Trustees and Keystone, furnish a continuous investment program for the Portfolio's non-North American portfolio. CLIAM will determine what securities will be purchased for or sold from the non-North American portfolio of the Portfolio and will recommend what portion of the Portfolio's non-North American assets shall be held uninvested.

     CLIAM, located at 50 Rowes Wharf, Suite 420, Boston, Massachusetts 02110, is an international investment management firm, established in April 1991, which is wholly-owned by Credit Lyonnais, Paris, France, a financial institution with assets of approximately $250 billion and over 500 branches in 60 countries.

     Pursuant to the Sub-advisory Agreement, Keystone pays CLIAM at the beginning of each fiscal quarter a fee for its services that represents 50% of the management fee paid by the Portfolio to Keystone for the preceding quarter on Portfolio assets of up to $250,000,000 and 30% of the management fee paid by the Portfolio to Keystone for the preceding quarter on Portfolio assets in excess of $250,000,000. The Portfolio has no responsibility to pay CLIAM's subadvisory fee.

------------------------------------------------------------------------------
                              PRINCIPAL UNDERWRITER
------------------------------------------------------------------------------

     The Fund has entered into Principal Underwriting Agreements (each an "Underwriting Agreement") with EKD with respect to each class. EKD, which is not affiliated with First Union, replaces EKIS as the Fund's principal underwriter. EKIS may no longer act as principal underwriter of the Fund due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks such as FUNB and their affiliates, that prohibit such entities from acting as the underwriters of mutual fund shares. While EKIS may no longer act as principal underwriter of the Fund as discussed above, EKIS may continue to receive compensation from the Fund or the Principal Underwriter in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by the Principal Underwriter for the provision of certain marketing support services to the Principal Underwriter at an annual rate of up to .75% of the average daily net assets of the Fund, subject to certain restrictions.

     The Principal Underwriter, as agent, has agreed to use its best efforts to find purchasers for the shares. The Principal Underwriter may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreements provide that the Principal Underwriter will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it. The Principal Underwriter or EKIS, its predecessor, may receive payments from the Fund pursuant to the Fund's Distribution Plans.

     All subscriptions and sales of shares by the Principal Underwriter are at the public offering price of the shares, which is determined in accordance with the provisions of the Fund's Declaration of Trust, By-Laws, current prospectuses and statement of additional information. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreements, the Fund is not liable to anyone for failure to accept any order.

     The Fund has agreed under the Underwriting Agreements to pay all expenses in connection with the registration of its shares with the SEC and auditing and filing fees in connection with the registration of its shares under the various state "blue-sky" laws.

     The Principal Underwriter has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. The Principal Underwriter has also agreed that it will indemnify and hold harmless the Fund and each person who has been, is, or may be a Trustee or officer of the Fund against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of the Principal Underwriter or any other person for whose acts the Principal Underwriter is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Fund.

     Each Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Fund's Independent Trustees, and (ii) by vote of a majority of the Fund's Trustees, in each case, cast in person at a meeting called for that purpose.

     Each Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. Each Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

     From time to time, if, in the Principal Underwriter's judgment, it could benefit the sales of Fund shares, the Principal Underwriter may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and Fund data files.

------------------------------------------------------------------------------
                                SUB-ADMINISTRATOR
------------------------------------------------------------------------------

     Furman Selz provides officers and certain administrative services to the Fund pursuant to a sub-administration agreement. For its services under that agreement Furman Selz will receive from Keystone an annual fee at the maximum annual rate of .01% of the average daily net assets of the Fund. Furman Selz is located at 230 Park Avenue, New York, New York 10169.

     It is expected that on or about January 2, 1997, Furman Selz will transfer EKD, and its related mutual fund distribution and administration business, to BISYS Group, Inc. ("BISYS"). At that time, BISYS will succeed as sub-administrator for the Fund. It is not expected that the acquisition of the mutual fund distribution and administration business by BISYS will affect the services currently provided by EKD or Furman Selz.

------------------------------------------------------------------------------
                              DECLARATION OF TRUST
------------------------------------------------------------------------------

MASSACHUSETTS BUSINESS TRUST

     The Fund is a Massachusetts business trust established under a Declaration of Trust dated June 17, 1987 (the "Declaration of Trust"). The Fund is similar in most respects to a business corporation. The principal distinction between the Fund and a corporation relates to the shareholder liability described below. A copy of the Declaration of Trust is on file as an exhibit to the Registration Statement of which this statement of additional information is a part. This summary is qualified in its entirety by reference to the Declaration of Trust.

DESCRIPTION OF SHARES

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that class. Upon liquidation, shares are entitled to a pro rata share of the Fund based on the relative net assets of each class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable. The Fund is authorized to issue additional classes or series of shares. The Fund offers Class A, B, C and Y shares, but may issue additional classes or series of shares.

SHAREHOLDER LIABILITY

     Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. If the Fund were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Fund's Declaration of Trust (1) contains an express disclaimer of shareholder liability for obligations of the Fund; (2) requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees; and (3) provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund.

VOTING RIGHTS

     Under the terms of the Declaration of Trust, the Fund does not hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, shares are entitled to one vote per share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights except that each class of shares has exclusive voting rights with respect to its respective Distribution Plan. No amendment may be made to the Declaration of Trust which adversely affects any class of shares without the approval of a majority of the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining 50% or less of the shares voting will not be able to elect any Trustees.

     After an initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, unless and until such time as less than a majority of the Trustees holding office have been elected by Shareholders at which time the Trustees then in office will call a shareholders meeting for election of Trustees.

     Except as set forth above, the Trustees shall continue to hold office indefinitely, unless otherwise required by law, and may appoint successor Trustees. A Trustee may be removed from or cease to hold office (as the case may be) (1) at any time by two-thirds vote of the remaining Trustees; (2) when such Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares. Any Trustee may voluntarily resign from office.

LIMITATION OF TRUSTEES' LIABILITY

     The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

------------------------------------------------------------------------------
                                    EXPENSES
------------------------------------------------------------------------------

INVESTMENT ADVISORY FEES

     For each of the Portfolio's last three fiscal years, the table below lists the total dollar amounts paid by (1) the Portfolio to Keystone for services rendered under the Advisory Agreement and (2) by Keystone to CLIAM for services rendered under the Subadvisory Agreement. For more information, see "Investment Management."

                       Fee Paid to Keystone               Percentage of Fund's                 Fee Paid to CLIAM for
Fiscal Year            for Services Rendered              Average  Net Assets                  Services Rendered
Ended                  under the Advisory                 Represented by                       under the
September 30,          Agreement                          Keystone's Fee                       Subadvisory Agreement
-----------------      -----------------------------      -------------------------------      ----------------------------

                       $5,668,408                         0.91%                                $1,561,491
1996
1995                   $3,009,974                         0.98%                                $1,432,091
1994                   $1,618,327                         1.00%                                $  809,163

DISTRIBUTION PLAN EXPENSES

Listed below are the amounts paid by each class of shares under its respective Distribution Plan to EKIS for the fiscal year ended September 30, 1996. For more information, see "Distribution Plans."

                             Class B Shares Sold                 Class B Shares Sold
Class A Shares               Prior to June 1, 1995               on or after June 1, 1995            Class C Shares
----------------------       -----------------------------       ------------------------------      ----------------------
$454,608                     $1,870,932                          $1,340,049                          $1,087,829

UNDERWRITING COMMISSIONS

For each of the Portfolio's last three fiscal years, the table below lists the aggregate dollar amounts of underwriting commissions (front-end sales charges, plus distribution fees, plus CDSCs) paid with respect to the public distribution of the Portfolio's shares. The table also indicates the aggregate dollar amount of underwriting commissions retained by EKIS. For more information, see "Principal Underwriter" and "Sales Charges."


                                                                               Aggregate Dollar Amount of
                                                                               Underwriting Commissions
Fiscal Year Ended               Aggregate Dollar Amount of                     Retained by the Principal
September 30,                   Underwriting Commissions                       Underwriter
--------------------------      ----------------------------------------       -----------------------------------------
1996                            $6,424,039                                     $0
1995                            $3,227,507                                     $0
1994                            $2,918,303                                     $0

BROKERAGE COMMISSIONS

For each of the Portfolio's last three fiscal years, the table below lists the aggregate dollar amounts paid by the Portfolio in brokerage commissions. For more information, see "Brokerage."


For the Fiscal Year               Aggregate Dollar Amount of
Ended September 30,               Brokerage Commissions Paid
----------------------------      -----------------------------------------
1996                              $1,809,181
1995                              $  454,203
1994                              $  668,228

------------------------------------------------------------------------------
                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS
------------------------------------------------------------------------------

     Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten years periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added and, if applicable, the maximum sales charge and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

     The cumulative total returns for Class A shares for the five year period ended September 30, 1996 and the period from March 16, 1988 (commencement of operations) to September 30, 1996 were 103.41% and 181.79%, respectively. The average annual rates of return for Class A shares for the one and five year periods ended September 30, 1996 and the period from commencement of operations to September 30, 1996 were 4.82% (not including sales charges), 15.26% and 12.89%, respectively.

     The cumulative total returns for Class B and Class C shares for the period February 1, 1993 (commencement of operations) through fiscal year ended September 30, 1996 were 68.91% (including CDSCs), and 72.26%, respectively. The average annual rates of return for Class B and Class C shares for the one year period ended September 30, 1996 were 0.00% (including CDSCs) and 4.04%, respectively. The average annual rates of return for Class B and Class C shares for the period beginning February 1, 1993 (commencement of operations) through September 30, 1996 were 15.37% (including CDSCs) and 15.99%, respectively.

     Information on Class Y shares is not yet available.

------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
------------------------------------------------------------------------------

REDEMPTIONS IN KIND

     If conditions arise that would make it undesirable for the Portfolio to pay for all redemptions in cash, the Portfolio may authorized payment to be made in portfolio securities or other property. The Portfolio has obligated itself, however, under the 1940 Act, to redeem for cash all shares presented for redemption by any one shareholder up to the lesser of $250,000 or 1% of the Portfolio's net assets in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share and would, to the extent permitted by law, be readily marketable. Shareholders receiving such securities would incur brokerage costs upon the securities' sale.

GENERAL

     State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Fund (the "Custodian"). The Custodian, in addition to its custodial services, is responsible for accounting and related recordkeeping on behalf of the Fund.

     KPMG Peat Marwick LLP, located at 99 High Street, Boston, Massachusetts 02110, Certified Public Accountants, are the Independent Auditors of the Fund.

     EKSC, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, is a wholly-owned subsidiary of Keystone Investment Management Company and acts as transfer agent and dividend disbursing agent for the Fund.

     As of November 30, 1996, Merrill Lynch Pierce, Fenner & Smith, Attn: Book Entry, 4800 Deer Lake Dr. E 3rd, FL, Jacksonville, Fl 32246-6484 owned 11.37% of the outstanding Class A shares of the Fund.

     As of November 30, 1996, Rofe & Co., P.O. Box 5061, Boston, MA 02206-5061 owned 36.89% of the outstanding Class A shares of the Fund.

     As of November 30, 1996, Merrill Lynch Pierce, Fenner & Smith, Atten: Book Entry, 4800 Deer Lake Dr E 3rd Fl, Jacksonville, Fl 32246-6484 owned 27.14% of the outstanding Class B shares of the Fund.

     As of November 30, 1996, Merrill Lynch Pierce, Fenner & Smith, Atten: Book Entry, 4800 Deer Lake Dr E 3rd Fl, Jacksonville, Fl 32246-6484 owned 50.02% of the outstanding Class C shares of the Fund.

     Except as otherwise stated in its prospectuses or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectuses without shareholder approval, including the right to impose or change fees for services provided.

     No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectuses, statement of additional information or in supplemental sales literature issued by the Fund or the Principal Underwriter, and no person is entitled to rely on any information or representation not contained therein.

     The Fund's prospectuses and statement of additional information omit certain information contained in the registration statement filed with the Securities and Exchange Commission, which may be obtained from the Securities and Exchange Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the Securities and Exchange Commission.

     The Fund is one of 16 different investment companies in the Keystone America Fund Family, which offers a range of choices to serve shareholder needs. In addition to the Fund, the Keystone America Fund Family consists of the following Funds having the various investment objectives described below:

KEYSTONE CAPITAL PRESERVATION AND INCOME FUND - Seeks high current income, consistent with low volatility of principal, by investing in adjustable rate securities issued by the U.S. government, its agencies or instrumentalities.

KEYSTONE FUND FOR TOTAL RETURN - Seeks total return from a combination of capital growth and income from dividend paying common stocks, preferred stocks, convertible bonds, other fixed-income securities and foreign securities (up to 50%).

KEYSTONE GOVERNMENT SECURITIES FUND - Seeks income and capital preservation from U.S. government securities.

KEYSTONE AMERICA HARTWELL EMERGING GROWTH FUND, INC. - Seeks capital appreciation by investment primarily in small and medium-sized companies in a relatively early stage of development that are principally traded in the over-the-counter market.

KEYSTONE INTERMEDIATE TERM BOND FUND - Seeks income, capital preservation and price appreciation potential from investment grade corporate bonds.

KEYSTONE OMEGA FUND - Seeks maximum capital growth from common stocks and securities convertible into common stocks.

KEYSTONE STATE TAX FREE FUND - A mutual fund consisting of four separate series of shares investing in different portfolio securities which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

KEYSTONE STATE TAX FREE FUND - SERIES II - A mutual fund consisting of two separate series of shares investing in different portfolio securities which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

KEYSTONE STRATEGIC INCOME FUND - Seeks high yield and capital appreciation potential from corporate bonds, discount bonds, convertible bonds, preferred stock and foreign bonds (up to 25%).

KEYSTONE TAX FREE INCOME FUND - Seeks income exempt from federal income taxes and capital preservation from the four highest grades of municipal bonds.

KEYSTONE WORLD BOND FUND - Seeks total return from interest income, capital gains and losses and currency exchange gains and losses from investment in debt securities denominated in U.S. and foreign currencies.

KEYSTONE FUND OF THE AMERICAS - Seeks long-term growth of capital through investments in equity and debt securities in North America (the United States and Canada), and Latin America (Mexico and countries in South and Central America).

KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND - Seeks long-term capital growth by investing primarily in equity securities.

KEYSTONE BALANCED FUND II - Seeks current income and capital appreciation consistent with the preservation of capital.

KEYSTONE SMALL COMPANY GROWTH FUND II - Seeks long-term growth of capital by investing primarily in equity securities with small market capitalizations.

------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
------------------------------------------------------------------------------

     The following financial statements of the Fund are incorporated by reference herein from the Fund's Annual Report, as filed with the Commission:

     Schedule of Investments as of September 30, 1996;

     Financial Highlights for each of the years in the eight-year period ended September 30, 1996 and the period from March 16, 1988 (Commencement of Operations) to September 30, 1988 for Class A shares;

     Financial Highlights for each of the years in the three-year period ended September 30, 1996 and for the period from February 1, 1993 (Date of Initial Public Offering) to September 30, 1993 for Class B and Class
     C shares;

     Statement of Assets and Liabilities as of September 30, 1996;

     Statement of Operations for the year ended September 30, 1996;

     Statements of Changes in Net Assets for each of the years in the two-year period ended September 30, 1996;

     Notes to Financial Statements; and

     Independent Auditors' Report dated November 1, 1996.

     A copy of the Fund's Annual Report will be furnished upon request and without charge. Requests may be made in writing to EKSC, P.O. Box 2121, Boston, Massachusetts 02106-2121, or by calling EKSC toll free at 1-800-343-2898.

------------------------------------------------------------------------------
                                    APPENDIX
------------------------------------------------------------------------------

                            MONEY MARKET INSTRUMENTS

     Money market securities are instruments with remaining maturities of one year or less such as bank certificates of deposit, bankers' acceptances, commercial paper (including variable rate master demand notes), and obligations issued or guaranteed by the United States ("U.S.") government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

COMMERCIAL PAPER

     Commercial paper, including commercial paper of foreign issuers, will consist of issues rated at the time of purchase A-1 by Standard & Poor's Corporation (S&P), or PRIME-1 by Moody's Investors Service, Inc., (Moody's); or, if not rated, will be issued by companies which have an outstanding debt issue rated at the time of purchase Aaa, Aa or A by Moody's, or AAA, AA or A by S&P, or will be determined by Keystone to be of comparable quality.

A.   S&P RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The top category is as follows:

     1. A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

     a. A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

B.   MOODY'S RATINGS

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designation, judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

     The rating PRIME-1 is the highest commercial paper rating assigned by Moody's. Issuers rated PRIME-1 (or related supporting institutions) are deemed to have a superior capacity for repayment of short term promissory obligations. Repayment capacity of PRIME-1 issuers is normally evidenced by the following characteristics:

     1) leading market positions in well-established industries;

     2) high rates of return on funds employed;
     3) conservative capitalization structures with moderate reliance on debt and ample asset protection;
     4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and
     5) well established access to a range of financial markets and assured sources of alternate liquidity.

     In assigning ratings to issuers whose commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

U.S. CERTIFICATES OF DEPOSIT

     U.S. Certificates of deposit are receipts issued by a U.S. bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

     U.S. Certificates of deposit will be limited to U.S. dollar-denominated certificates of U.S. banks, including their branches abroad, which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and of U.S. branches of foreign banks, each of which have total assets at the time of purchase in excess of $1 billion as of the date of their most recently published financial statements.

TIME DEPOSITS

     The Portfolio may acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Interamerican Development Bank. Additionally, the Fund may purchase time deposits certificates of deposit, bankers' acceptances or other similar obligations issued by non U. S. branches of foreign banks.

BANKERS' ACCEPTANCES

     Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Portfolio must have been accepted by commercial banks, having total deposits at the time of purchase in excess of $1 billion.

UNITED STATES GOVERNMENT SECURITIES

     Securities issued or guaranteed by the U.S. government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance and securities issued by the Government National Mortgage Association ("GNMA").

     Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance. GNMA securities include GNMA mortgage pass-through certificates. Such securities are supported by the full faith and credit of the U.S.

     Securities issued or guaranteed by U.S. government agencies or instrumentalities include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

     Some obligations of U.S. government agencies and instrumentalities, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in the securities issued by such an instrumentality only when Keystone determines under standards established by the Board of Trustees that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. While the Fund may invest in such instruments, United States government securities do not include international agencies or instrumentalities in which the United States government, its agencies or instrumentalities participate, such as the World Bank, Asian Development Bank or the InterAmerican Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

                             CORPORATE BOND RATINGS

S&P CORPORATE BOND RATINGS

     An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

     The ratings are based, in varying degrees, on the following considerations:

     a. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     b. Nature of and provisions of the obligation; and

     c. Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Bond ratings are as follows:

     1. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     2. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     5. BB, B, CCC, CC AND C - Debt rated BB, B, CCC, CC AND C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

B.   MOODY'S CORPORATE BOND RATINGS

     Moody's ratings are as follows:

     1. Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     2. Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     3. A - Bonds which are rated A possess many favorable invest attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     4. Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     5. Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     6. B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principle payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                       COMMON AND PREFERRED STOCK RATINGS

A.   S&P'S EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS

     Because the investment process involves assessment of various factors, such as product and industry position, corporate resources and financial policy, with results that make some common stocks more highly esteemed than others, S&P believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. S&P rankings, however, do not reflect all of the factors, tangible or intangible, that bear on stock quality.

     Growth and stability of earnings and dividends are deemed key elements in establishing S&P earnings and dividend rankings for common stocks, which capsulize the nature of this record in a single symbol.

     S&P has established a computerized scoring system based on pershare earnings and dividend records of the most recent ten years, a period deemed long enough to measure a company's performance under varying economic conditions. S&P measures growth, stability within the trend line and cyclicality. The ranking system also makes allowances for company size, since large companies have certain inherent advantages over small ones. From these scores for earnings and dividends are determined.

     The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample which is reviewed and sometimes modified with the following ladder of rankings:

 A+ Highest               B+ Average            C Lowest
 A  High                  B  Below Average      D In Reorganization
 A  Above Average         B  Lower

     S&P believes its rankings are not a forecast of future market price performance, but are basically an appraisal of past performance of earnings and dividends, and relative current standing.

B.   MOODY'S COMMON STOCK RANKINGS

     Moody's presents a concise statement of the important characteristics of a company and an evaluation of the grade (quality) of its common stock. Data presented includes: (a) capsule stock information which reveals short and long term growth and yield afforded by the indicated dividend, based on a recent price; (b) a long term price chart which shows patterns of monthly stock price movements and monthly trading volumes; (c) a breakdown of a company's capital account which aids in determining the degree of conservatism or financial leverage in a company's balance sheet; (d) interim earnings for the current year to date, plus three previous years; (e) dividend information; (f) company background; (g) recent corporate developments; (h) prospects for a company in the immediate future and the next few years; and (i) a ten year comparative statistical analysis.

     This information provides investors with information on what a company does, how it has performed in the past, how it is performing currently and what its future performance prospects appear to be.

     These characteristics are then evaluated and result in a grading, or indication of quality. The grade is based on an analysis of each company's financial strength, stability of earnings and record of dividend payments. Other considerations include conservativeness of capitalization, depth and caliber of management, accounting practices, technological capabilities and industry position Evaluation is represented by the following grades:

     (1) High Grade
     (2) Investment Grade
     (3) Medium Grade
     (4) Speculative Grade

C.   MOODY'S PREFERRED STOCK RATINGS

     Preferred stock ratings and their definitions are as follows:

     1. aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     2. aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     3. a: An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     4. baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     5. ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     6. b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     7. caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     8. ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     9. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              OPTIONS TRANSACTIONS

WRITING COVERED OPTIONS

     The Portfolio writes only covered options. Options written by the Portfolio will normally have expiration dates of not more than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written.

     Unless the option has been exercised, the Portfolio may close out an option it has written by effecting a closing purchase transaction, whereby it purchases an option covering the same underlying security and having the same exercise price and expiration date ("of the same series") as the one it has written. If the Portfolio desires to sell a particular security on which it has written a call option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security. If the Portfolio is able to enter into a closing purchase transaction, the Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.

     An option position may be closed out only in a secondary market for an option of the same series. Although the Portfolio will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event it might not be possible to effect a closing transaction in a particular option. If the Portfolio as a covered call option writer is unable to effect a closing purchase transaction, it will not be able to sell the underlying securities until the option expires or it delivers the underlying securities upon exercise.

     Because the Portfolio intends to qualify as a regulated investment company under the Internal Revenue Code, the extent to which the Portfolio may write covered call options and enter into so-called "straddle" transactions involving put and call options may be limited.

     Many options are traded on registered securities exchanges. Options traded on such exchanges are issued by the Options Clearing Corporation ("OCC"), a clearing corporation which assumes responsibility for the completion of options transactions.

PURCHASING PUT AND CALL OPTIONS

     The Portfolio can close out a put option it has purchased by effecting a closing sale transaction; for examle, the Portfolio may close out a put option it has purchased by selling a put option. If, however, a secondary market does not exist at a time the Portfolio wishes to effect a closing sale transaction, the Portfolio will have to exercise the option to realize any profit. In addition, in a transaction in which the Portfolio does not own the security underlying a put option it has purchased, the Portfolio would be required, in the absence of a secondary market, to purchase the underlying security before it could exercise the option. In each such instance, the Portfolio would incur additional transaction costs.

     The Portfolio may also purchase call options for the purpose of offsetting previously written call options of the same series.

     The Portfolio will not purchase a put option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Portfolio's ability to purchase put and call options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company.

OPTION WRITING AND RELATED RISKS

     The Portfolio may write covered call and put options. A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.

     So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker/dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option of the same series as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. For options traded on national securities exchanges (Exchanges), to secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the OCC, an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the order side of every purchase and sale transaction on an Exchange and, by doing so, gives its guarantee to the transaction.

     The principal reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the premium, the covered call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price plus the premium so long as the option remains open but retains the risk of loss should the price of the security decline. Conversely, the put option writer gains a profit, in the form of a premium, so long as the price of the underlying security remains above the exercise price less the premium but assumes an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the security may fall below the exercise price, at any time during the option period. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill his obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security. In addition, the premium received paid for the put effectively reduces the cost of the underlying security, thus increasing the yield otherwise available from such securities.

     Because the Portfolio can write only covered options, it may at times be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. This may result in higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs.

     To the extent that a secondary market is available, the covered option writer may close out options it has written prior to the assignment of an exercise notice by purchasing, in a closing purchase transaction, an option of the same series as the option previously written. If the cost of such a closing purchase, plus transaction costs, is greater than the premium received upon writing the original option, the writer will incur a loss in the transaction

OPTIONS TRADING MARKETS

     Options which the Portfolio will trade are generally listed on Exchanges. Exchanges on which such options currently are traded are the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Options on some securities may not be listed on any Exchange but traded in the over the counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on its use of options discussed herein, the Portfolio is subject to the investment restrictions described in the Fund's prospectus and in the statement of additional information.

     The staff of the Commission currently is of the view that the premiums which the Portfolio pays for the purchase of unlisted options, and the value of securities used to cover unlisted options written by the Portfolio are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Fund is in compliance with its fundamental investment restriction prohibiting it from investing more than 10% of its total assets (taken at current value) in any combination of illiquid assets and securities. The Portfolio intends to request that the Commission staff reconsider its current view. It is the intention of the Fund to comply with the staff's current position and the outcome of such reconsideration.

SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS

     ON TREASURY BONDS AND NOTES. Because trading interest in U.S. Treasury bonds and notes tends to center on the most recently auctioned issues, new series of options with expirations to replace expiring options on particular issues will not be introduced indefinitely. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of bonds or notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

     ON TREASURY BILLS. Because the deliverable U.S. Treasury bill changes from week to week, writers of U.S. Treasury bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Portfolio holds a long position in U.S. Treasury bills with a principal amount corresponding to the option contract size, the Portfolio may be hedged from a risk standpoint. In addition, the Portfolio will maintain in a segregated account with its Custodian liquid assets maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

     ON GNMA CERTIFICATES. Options on GNMA certificates are not currently traded on any Exchange. However, the Portfolio may purchase and write such options in the over the counter market or, should they commence trading, on any Exchange.

     Since the remaining principal balance of GNMA certificates declines each month as a result of mortgage payments, the Portfolio, as a writer of a covered GNMA call holding GNMA certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Portfolio will enter into a closing purchase transaction or will purchase additional GNMA certificates from the same pool (if obtainable) or replacement GNMA certificates in the cash market in order to remain covered.

     A GNMA certificate held by the Portfolio to cover an option position in any but the nearest expiration month may cease to present cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Portfolio will no longer be covered, and the Portfolio will either enter into a closing purchase transaction or replace the GNMA certificate with a certificate which represents cover. When the Portfolio closes its position or replaces the GNMA certificate, it may realize an unanticipated loss and incur transaction costs.

     RISKS PERTAINING TO THE SECONDARY MARKET. An option position may be closed out only in a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and may incur transaction costs in connection therewith. If the Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market include the following:
(i) insufficient trading interest in certain options; (ii) restrictions imposed on transactions; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange or by a broker; (v) inadequacy of facilities of an Exchange or a broker to handle current trading volume; or (vi) a decision by one or more Exchanges or brokers to discontinue the trading of options (or a particular class or series of options), in which event the secondary market in that class or series of options would cease to exist, although outstanding options that had been issued as a result of trades would generally continue to be exercisable in accordance with their terms.

     The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

               FUTURES CONTRACTS AND RELATED OPTIONS TRANSACTIONS

     The Portfolio intends to engage in currency and other financial futures contracts as a hedge against changes in prevailing levels of interest or currency exchange rates, to seek relative stability of principal and to establish more definitely the effective return on securities held or intended to be acquired to the Portfolio or as a hedge against changes in the prices of securities or currencies held by the Portfolio or to be acquired by the Portfolio. The Portfolio's hedging may include sales of futures as an offset against the effect of expected increases in interest or currency exchange rates or securities prices and purchases of futures as an offset against the effect of expected declines in interest or currency exchange rates.

     For example, when the Portfolio anticipates a significant market or market sector advance, the Portfolio will purchase a stock index futures contract as a hedge against not participating in such advance at a time when the Portfolio is not fully invested. The purchase of a futures contract serves as a temporary substitute for the purchase of individual securities which may then be purchased in an orderly fashion. As such purchases are made, an equivalent amount of index based futures contracts would be terminated by offsetting sales. In contrast, the Portfolio would sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Portfolio's portfolio. To the extent that the Portfolio's changes in value in correlation with a given index, the sale of futures contracts on that index would substantially reduce the risk to the Portfolio of a market decline or change in interest rates, and, by so doing, provide an alternative to the liquidation of the Portfolio's securities positions and the resulting transaction costs.

     The Fund intends to engage on behalf of the Portfolio in options transactions which are related to currency and other financial futures contracts for the hedging purposes and in connection with the hedging strategies described above.

     Although techniques other than sales and purchases of futures contracts and related options transactions could be used to reduce the Portfolio's exposure to interest rate and/or market fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts and related options transactions. While the Portfolio does not intend to take delivery of the instruments underlying futures contracts its Portfolio holds, the Portfolio does not intend to engage in such futures contracts for speculation.

FUTURES CONTRACTS

     Futures contracts are transactions in the commodities markets rather than in the securities markets. A futures contract creates an obligation by the seller to deliver to the buyer the commodity specified in the contract at a specified future time for a specified price. The futures contract creates an obligation by the buyer to accept delivery from the seller of the commodity specified at the specified future time for the specified price. In contrast, a spot transaction creates an immediate obligation for the seller to deliver and the buyer to accept delivery of and pay for an identified commodity. In general, futures contracts involve transactions in fungible goods such as wheat, coffee and soybeans. However, in the last decade an increasing number of futures contracts have been developed which specify currencies, financial instruments or financially based indexes as the underlying commodity.

     U.S. futures contracts are traded only on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are The Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the International Monetary Market (a division of the Chicago Mercantile Exchange), the New York Futures Exchange and the Kansas City Board of Trade. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin. A futures commission merchant (Broker) effects each transaction in connection with futures contracts for a commission. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC") and National Futures Association ("NFA").

INTEREST RATE FUTURES CONTRACTS

     The sale of an interest rate futures contract creates an obligation by the Portfolio, as seller, to deliver the type of financial instrument specified in the contract at a specified future time for a specified price. The purchase of an interest rate futures contract creates an obligation by the Portfolio, as purchaser, to accept delivery of the type of financial instrument specified at a specified future time for a specified price. The specific securities delivered or accepted, respectively, at settlement date, are not determined until at or near that date. The determination is in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Currently interest rate futures contracts can be purchased or sold on 90-day U.S. Treasury bills, U.S. Treasury bonds, U.S. Treasury notes with maturities between 6 1/2 and 10 years, GNMA certificates, 90-day domestic bank certificates of deposit, 90-day commercial paper, and 90-day Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes and GNMA certificates, and $1,000,000 for the other designated contracts. While U.S. Treasury bonds, U.S. Treasury bills and U.S. Treasury notes are backed by the full faith and credit of the U.S. government and GNMA certificates are guaranteed by a U.S. government agency, the futures contracts in U.S. government securities are not obligations of the U.S. Treasury.

INDEX BASED FUTURES CONTRACTS

STOCK INDEX FUTURES CONTRACTS

     A stock index assigns relative values to the common stocks included in the index. The index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement by which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the closing value of the stock index on the expiration date of the contract and the price at which the futures contract is originally made. No physical delivery of the underlying stocks in the index is made.

     Currently, stock index futures contracts can be purchased or sold on the Standard and Poor's Corporation ("S&P") Index of 500 Stocks, the S&P Index of 100 Stocks, the New York Stock Exchange Composite Index, the Value Line Index and the Major Market Index. It is expected that futures contracts trading in additional stock indices will be authorized. The standard contract size is $500 times the value of the index.

     The Fund does not believe that differences between existing stock indices will create any differences in the price movements of the stock index futures contracts in relation to the movements in such indices. However, such differences in the indices may result in differences in correlation of the futures with movements in the value of the securities being hedged.

OTHER INDEX BASED FUTURES CONTRACTS

     It is expected that bond index and other financially based index futures contracts will be developed in the future. It is anticipated that such index-based futures contracts will be structured in the same way as stock index futures contracts but will be measured by changes in interest rates, related indexes or other measures, such as the consumer price index. In the event that such futures contracts are developed the Portfolio will sell interest rate index and other index based futures contracts to hedge against changes which are expected to affect the Portfolio's portfolio.

     The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, to initiate trading an amount of cash, cash equivalents, money market instruments, or U.S. Treasury bills equal to approximately 1 1/2% (up to 5%) of the cotract amount must be deposited by the Fund on behalf of the Portfolio with the Broker. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.

     Subsequent payments, called variation margin, to the Broker and from the Broker, are made on a daily basis as the value of the underlying instrument or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as mark-to-market. For example, when the Portfolio has purchased a futures contract and the price of the underlying financial instrument or index has risen, that position will have increased in value and the Portfolio will receive from the Broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the underlying financial instrument or index has declined, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the Broker. At any time prior to expiration of the futures contract, the Portfolio may elect to close the position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the Broker, and the Portfolio realizes a loss or gain.

     The Fund on behalf of the Portfolio intends to enter into arrangements with its custodian and with Brokers to enable its initial margin and any variation margin to be held in a segregated account by its custodian on behalf of the Broker.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of financial instruments and index based futures contracts call for the delivery of cash equal to the difference between the closing value of the index on the expiration date of the contract and the price at which the futures contract is originally made, in most cases such futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by an offsetting transaction in which the Portfolio enters into a futures contract purchase for the same aggregate amount of the specific type of financial instrument or index and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Portfolio is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by an offsetting transaction in which the Portfolio enters into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain. If the purchase price exceeds the offsetting sale price the Fund realizes a loss. The amount of the Portfolio's gain or loss on any transaction is reduced or increased, respectively, by the amount of any transaction costs incurred by the Portfolio.

     As an example of an offsetting transaction, the contractual obligations arising from the sale of one contract of September U.S. Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e. on a specified date in September, the "delivery month") by the purchase of one contract of September U.S. Treasury bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase after allowance for transaction costs, represents the profit or loss to the Portfolio.

     There can be no assurance, however, that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms in which case it would continue to bear market risk on the transaction.

OPTIONS ON CURRENCY AND OTHER FINANCIAL FUTURES

     The Portfolio intends to purchase call and put options on currency and other financial futures contracts and sell such options to terminate an existing position. Options on currency and other financial futures are similar to options on stocks except that an option on a currency and other financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. This amount represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and value of the commodity.

     The Portfolio intends to use options on currency and other financial futures contracts in connection with hedging strategies. In the future the Portfolio may use such options for other purposes.

PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS.

     The purchase of protective put options on currency and other financial futures contracts is analagous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Portfolio. Put options may be purchased to hedge a portfolio of stocks or debt instruments or a position in the futures contract upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS.

     The purchase of a call option on a currency and other financial futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying financial instrument or index itself, purchase of a call option may be less risky than the ownership of the interest rate or index based futures contract or the underlying securities Call options on currency and other financial futures contracts may be purchased to hedge against an interest rate increase or a market advance when the Portfolio is not fully invested.

USE OF NEW INVESTMENT TECHNIQUES INVOLVING CURRENCY AND OTHER FINANCIAL FUTURES CONTRACTS OR RELATED OPTIONS

     The Portfolio may employ new investment techniques involving currency and other financial futures contracts and related options. The Portfolio intends to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Portfolio's investment objective. The Portfolio believes that no additional techniques have been identified for employment by the Portfolio in the foreseeable future other than those described above.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED OPTIONS ON SUCH FUTURES CONTRACTS

     The Portfolio will not enter into a futures contract if, as a result thereof, more than 5% of the Portfolio's total assets (taken at market value at the time of entering into the contract) would be committed to margin deposits on such futures contracts.

     The Portfolio intends that its futures contracts and related options transactions will be entered into for traditional hedging purposes. That is, futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities it intends to purchase. The Portfolio does not intend to enter into futures contracts for speculation.

     In instances involving the purchase of futures contracts by the Portfolio, an amount of cash and cash equivalents, equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a Broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

FEDERAL INCOME TAX TREATMENT

     For federal income tax purposes, the Portfolio is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract is considered to be 60% long term and 40% short term, without regard to the holding period of the contract. In the case of a futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year. The federal income tax treatment of gains or losses from transactions in options on futures is unclear.

     In order for the Portfolio to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income. Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, will be qualifying income. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. The Tax Reform Act of 1986 added a provision which effectively treats both positions in certain hedging transactions as a single transaction for the purpose of the 30% requirement. The provision provides that, in the case of any "designated hedge" increases and decreases in the value of positions of the hedge are to be netted for the purposes of the 30% requirement. However, in certain situations, in order to avoid realizing a gain within a three month period, the Portfolio may be required to defer the closing out of a contract beyond the time when it would otherwise be advantageous to do so.

RISKS OF FUTURES CONTRACTS

     Currency and other financial futures contracts prices are volatile and are influenced, among other things, by changes in stock prices, market conditions, prevailing interest rates and anticipation of future stock prices, market movements or interest rate changes, all of which in turn are affected by economic conditions, such as government fiscal and monetary policies and actions, and national and international political and economic events.

     At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances, such as variations in speculative market demand for futures contracts and for securities, including technical influences in futures contracts trading; differences between the securities being hedged and the financial instruments and indexes underlying the standard futures contracts available for trading, in such respects as interest rate levels, maturities and creditworthiness of issuers, or identities of securities comprising the index and those in the Portfolio. In addition futures contract transactions involve the remote risk that a party would not be able to fulfill its obligations under the contract and that the amount of the obligation will be beyond the ability of the clearing broker to satisfy. A decision of whether, when and how to hedge involves the exercise of skill and judgement, and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out, and a 15% decrease would result in a loss equal to 150% of the original margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Portfolio would presumably have sustained comparable losses if, instead of entering into the futures contract, it had invested in the underlying financial instrument. Furthermore, in order to be certain that the Portfolio has sufficient assets to satisfy its obligations under a futures contract, the Portfolio will establish a segregated account in connection with its futures contracts which will hold cash or cash equivalents equal in value to the current value of the underlying instruments or indices less the margins on deposit.

     Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF OPTIONS ON FUTURES CONTRACTS

     In addition to the risks described above for currency and other financial futures contracts, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. The Portfolio will not purchase options on any futures contract unless and until it believes that the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with the futures contacts. Compared to the use of futures contracts, the purchase of options on such futures involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Portfolio, even though the use of a futures contract would not, such as when there is no movement in the level of the futures contract.

                          FOREIGN CURRENCY TRANSACTIONS

     The Portfolio may invest in securities of foreign issuers. When the Portfolio invests in foreign securities they usually will be denominated in foreign currencies and the Portfolio temporarily may hold funds in foreign currencies. Thus, the value of a Portfolio share will be affected by changes in exchange rates.

FORWARD CURRENCY EXCHANGE CONTRACTS

     As one way of managing exchange rate risk, the Portfolio may engage in forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). Under the contract, the exchange rate for the transaction (the amount of currency the Portfolio will deliver or receive when the contract is completed) is fixed when the Portfolio enters into the contract. The Portfolio usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Portfolio also may use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Portfolio expects a decrease in the value of the currency in which the foreign security is denominated. Although the Portfolio will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Portfolio's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio.

CURRENCY FUTURES CONTRACTS

     Currency futures contracts are bilateral agreements under which two parties agree to take or make delivery of a specified amount of a currency at a specified future time for a specified price. Trading of currency futures contracts in the United States is regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC) and National Futures Association
(NFA). Currently the only national futures exchange on which currency futures are traded is the International Monetary Market of the Chicago Mercantile Exchange. Foreign currency futures trading is conducted in the same manner and subject to the same regulations as trading in interest rate and index based futures. The Portfolio intends to only engage in currency futures contracts for hedging purposes, and not for speculation. The hedging strategies which will be used by the Fund in connection with foreign currency futures contracts are similar to those described above for forward foreign currency exchange contracts.

     Currently currency futures contracts for the British Pound Sterling, Canadian Dollar, Dutch Guilder, Deutsche Mark, Japanese Yen, Mexican Peso, Swiss Franc, and French Franc can be purchased or sold for U.S. dollars through the International Monetary Market It is expected that futures contracts trading in additional currencies will be authorized. The standard contract sizes are L125,000 for the Pound, 125,000 for the Guilder, Mark and Swiss Francs, C$100,000 for the Canadian Dollar, Y12,500,000 for the Yen, and 1,000,000 for the Peso. In contrast to Forward Currency Exchange Contracts which can be traded at any time, only four value dates per year are available, the third Wednesday of March, June, September and December.

FOREIGN CURRENCY OPTIONS TRANSACTIONS

     Foreign currency options (as opposed to futures) are traded in a variety of currencies in both the United States and Europe. On the Philadelphia Stock Exchange, for example, contracts for half the size of the corresponding futures contracts on the Chicago Board Options Exchange are traded with up to nine months maturity in marks, sterling, yen, Swiss Francs, and Canadian dollars. Options can be exercised at any time during the contract life, and require a deposit subject to normal margin requirements. Since a futures contract must be exercised, the Fund must continually make up the margin balance. As a result, a wrong price move could result in the Portfolio losing more than the original investment, as it cannot walk away from the futures contract as it can an option contract.

     The Portfolio will purchase call and put options and sell such options to terminate an existing position. Options on foreign currency are similar to options on stocks except that an option on an interest rate and/or index based future contract gives the purchaser the right, in return for the premium paid, to purchase or sell foreign currency, rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option.

     The Portfolio intends to use foreign currency option transactions in connection with hedging strategies.

PURCHASE OF PUT OPTIONS ON FOREIGN CURRENCIES.

     The purchase of protective put options on a foreign currency is analagous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Portfolio. Put options may be purchased to hedge a portfolio of foreign stocks or foreign debt instruments or a position in the foreign currency upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FOREIGN CURRENCIES.

     The purchase of a call option on foreign currency represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the foreign currency upon which it is based, or upon the price of the foreign stock or foreign debt instruments, purchase of a call option may be less risky than the ownership of the foreign currency or the foreign securities. The Portfolio would purchase a call option on a foreign currency to hedge against an increase in the foreign currency or a foreign market advance when the Portfolio is not fully invested.

     The Portfolio may employ new investment techniques involving forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies in order to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Portfolio's investment objective. The Portfolio believes that no additional techniques have been identified for employment by the Portfolio in the foreseeable future other than those described above.

CURRENCY TRADING RISKS

     Currency exchange trading may involve significant risks. The four major types of risk the Portfolio faces are exchange rate risk, interest rate risk, credit risk and country risk.

EXCHANGE RATE RISK

     Exchange rate risk results from the movement up and down of foreign currency values in response to shifting market supply and demand. When the Portfolio buys or sells a foreign currency, an exposure called an open position is created. Until the time that position can be "covered" by selling or buying an equivalent amount of the same currency, the Fund is exposed to the risk that the exchange rate might move against it. Since exchange rate changes can readily move in one direction, a position carried overnight or over a number of days involves greater risk than one carried a few minutes or hours. Techniques such as foreign currency forward and futures contracts and options on foreign currency are intended to be used by the Portfolio to reduce exchange rate risk.

MATURITY GAPS AND INTEREST RATE RISK

     Interest rate risk arises whenever there are mismatches or gaps in the maturity structure of the Portfolio's foreign exchange currency holdings, which is the total of its outstanding spot and forward or futures contracts.

     Foreign currency transactions often involve borrowing short term and lending longer term to benefit from the normal tendency of interest rates to be higher for longer maturities. However in foreign exchange trading, while the maturity pattern of interest rates for one currency is important, it is the differential between interest rates for two currencies that is decisive.

CREDIT RISK

     Whenever the Portfolio enters into a foreign exchange contract, it faces a risk, however small, that the counterparty will not perform under the contract. As a result there is a credit risk, although no extension of "credit" is intended. To limit credit risk, the Fund intends to evaluate the creditworthiness of each other party. The Fund does not intend to trade more than 5% of its net assets under foreign exchange contracts with one party.

     Credit risk exists because the Portfolio's counterparty may be unable or unwilling to fulfill its contractual obligations as a result of bankruptcy or insolvency or when foreign exchange controls prohibit payment. In any foreign exchange transaction, each party agrees to deliver a certain amount of currency to the other on a particular date. In establishing its hedges a Portfolio relies on each contract being completed. If the contract is not performed, then the Portfolio's hedge is eliminated, and the Portfolio is exposed to any changes in exchange rates since the contract was originated. To put itself in the same position it would have been in had the contract been performed, the Portfolio must arrange a new transaction. However, the new transaction may have to be arranged at an adverse exchange rate. The trustee for a bankrupt company may elect to perform those contracts which are advantageous to the company but disclaim those contracts which are disadvantageous, resulting in losses to the Portfolio.

     Another form of credit risk stems from the time zone differences between the U.S. and foreign nations. If the Portfolio sells sterling it generally must pay pounds to a counterparty earlier in the day than it will be credited with dollars in New York. In the intervening hours, the buyer can go into bankruptcy or can be declared insolvent. Thus, the dollars may never be credited to the Portfolio.

COUNTRY RISK

     At one time or another, virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents, or limits on inflows of investment funds from abroad. Governments take such measures, for example, to improve control over the domestic banking system, or to influence the pattern of receipts and payments between residents and foreigners. In those cases, restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. Occasionally a serious foreign exchange shortage may lead to payments interruptions or debt servicing delays, as well as interference in the exchange market. It has become increasingly difficult to distinguish foreign exchange or credit risk from country risk.

     Changes in regulations or restrictions usually do have an important exchange market impact. Most disruptive are changes in rules which interfere with the normal payments mechanism. If government regulations change and a counterparty is either forbidden to perform or is required to do something extra, then the Portfolio might be left with an unintended open position or an unintended maturity mismatch. Dealing with such unintended long or short positions could result in unanticipated costs to the Portfolio.

     Other changes in official regulations influence international investment transactions. If one of the factors affecting the buying or selling of a currency changes, the exchange rate is likely to respond. Changes in such controls often are unpredictable and can create a significant exchange rate response.

     Many major countries have moved toward liberalization of exchange and payments restrictions in recent years, or accepted the principle that restrictions should be relaxed. A few industrial countries have moved in the other direction. Important liberalizations were carried out by Switzerland, the United Kingdom, and Japan. They dismantled mechanisms for restricting either foreign exchange inflows (Switzerland), outflows (Britain), or elements of both (Japan). By contrast, France and Mexico have recently tightened foreign exchange controls.

     Overall, many exchange markets are still heavily restricted. Several countries limit access to the forward market to companies financing documented export or import transactions in an effort to insulate the market from purely speculative activities. Some of these countries permit local traders to enter into forward contracts with residents but prohibit certain forward transactions with nonresidents. By comparison, other countries have strict controls on exchange transactions by residents, but permit free exchange transactions between local traders and nonresidents. A few countries have established tiered markets, funneling commercial transactions through one market and financial transactions through another. Outside the major industrial countries, relatively free foreign exchange markets are rare and controls on foreign currency transactions are extensive.

     Another aspect of country risk has to do with the possibility that the Portfolio may be dealing with a foreign trader whose home country is facing a payments problem. Even though the foreign trader intends to perform on its foreign exchange contracts, the contracts are tied to other external liabilities the country has incurred. As a result performance may be delayed, and can result in unanticipated cost to the Portfolio. This aspect of country risk is a major element in the Portfolio's credit judgment as to with whom it will deal and in what amounts.